Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, offered through RiverSource® Variable Universal Life IV and RiverSource® Variable Universal Life IV - Estate Series sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$525	$2,756,038	$2,868,114	$2,208,334	$619,694
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	1,406	—	—
Receivable for share redemptions	—	3,020	1,148	652	634
Total assets	525	2,759,058	2,870,668	2,208,986	620,328

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,049	1,148	652	220
Contract terminations	—	1,971	—	—	414
Payable for investments purchased	—	—	1,406	—	—
Total liabilities	—	3,020	2,554	652	634
Net assets applicable to Variable Life contracts in accumulation period	—	2,756,038	2,868,114	2,208,334	619,694
Net assets applicable to seed money	525	—	—	—	—
Total net assets	$525	$2,756,038	$2,868,114	$2,208,334	$619,694
(1) Investment shares	35	76,302	183,618	25,777	27,049
(2) Investments, at cost	$432	$2,231,163	$2,615,554	$1,548,181	$540,000

December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Assets
Investments, at fair value(1),(2)	$1,050,771	$1,578,669	$1,936,899	$389,588	$926,276
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	828	56	—	—	446
Receivable for share redemptions	567	539	568	192	319
Total assets	1,052,166	1,579,264	1,937,467	389,780	927,041

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	567	539	568	192	319
Contract terminations	—	—	—	—	—
Payable for investments purchased	828	56	—	—	446
Total liabilities	1,395	595	568	192	765
Net assets applicable to Variable Life contracts in accumulation period	1,050,771	1,578,669	1,936,899	389,466	926,276
Net assets applicable to seed money	—	—	—	122	—
Total net assets	$1,050,771	$1,578,669	$1,936,899	$389,588	$926,276
(1) Investment shares	517,621	44,925	137,956	44,171	62,460
(2) Investments, at cost	$1,508,982	$1,159,886	$1,507,981	$346,906	$698,541

See accompanying notes to financial statements.

2	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$2,521,124	$536,304	$2,936,746	$19,187,380	$32,946,689
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	74	795	—	899	—
Receivable for share redemptions	1,145	234	1,435	12,743	36,482
Total assets	2,522,343	537,333	2,938,181	19,201,022	32,983,171

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	844	234	1,217	12,743	23,007
Contract terminations	301	—	218	—	13,475
Payable for investments purchased	74	795	—	899	—
Total liabilities	1,219	1,029	1,435	13,642	36,482
Net assets applicable to Variable Life contracts in accumulation period	2,521,124	536,186	2,936,746	19,187,380	32,946,689
Net assets applicable to seed money	—	118	—	—	—
Total net assets	$2,521,124	$536,304	$2,936,746	$19,187,380	$32,946,689
(1) Investment shares	184,158	37,295	1,056,384	458,918	377,353
(2) Investments, at cost	$1,854,363	$553,448	$2,600,827	$8,975,092	$8,962,919

December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$13,120,839	$2,927,224	$1,395,058	$2,734,399	$2,889,550
Dividends receivable	—	—	—	1	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,162	1,147	1,252	957	2,910
Receivable for share redemptions	12,173	1,535	644	1,345	1,338
Total assets	13,135,174	2,929,906	1,396,954	2,736,702	2,893,798

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	6,353	1,386	629	1,211	1,312
Contract terminations	5,820	149	15	134	26
Payable for investments purchased	2,162	1,147	1,252	957	2,910
Total liabilities	14,335	2,682	1,896	2,302	4,248
Net assets applicable to Variable Life contracts in accumulation period	13,120,839	2,927,224	1,395,058	2,732,342	2,889,550
Net assets applicable to seed money	—	—	—	2,058	—
Total net assets	$13,120,839	$2,927,224	$1,395,058	$2,734,400	$2,889,550
(1) Investment shares	352,711	151,513	160,351	2,734,399	423,067
(2) Investments, at cost	$6,640,419	$2,602,679	$1,542,021	$2,734,395	$2,865,157

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Assets
Investments, at fair value(1),(2)	$1,182,207	$6,923,643	$3,968,111	$14,197,243	$681,131
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	11,019	—	—	—
Receivable for share redemptions	1,840	3,607	7,112	9,811	360
Total assets	1,184,047	6,938,269	3,975,223	14,207,054	681,491

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	551	3,607	1,947	5,951	360
Contract terminations	1,289	—	5,165	3,860	—
Payable for investments purchased	—	11,019	—	—	—
Total liabilities	1,840	14,626	7,112	9,811	360
Net assets applicable to Variable Life contracts in accumulation period	1,182,207	6,923,643	3,968,111	14,197,243	681,045
Net assets applicable to seed money	—	—	—	—	86
Total net assets	$1,182,207	$6,923,643	$3,968,111	$14,197,243	$681,131
(1) Investment shares	160,191	670,896	106,014	366,286	69,574
(2) Investments, at cost	$1,252,132	$7,106,021	$1,478,108	$6,531,002	$673,238

December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$1,251,738	$5,338,817	$928,091	$938,139	$1,261,335
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	185	4,039	—	—	—
Receivable for share redemptions	572	3,764	1,953	354	1,443
Total assets	1,252,495	5,346,620	930,044	938,493	1,262,778

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	572	3,764	417	352	590
Contract terminations	—	—	1,536	2	853
Payable for investments purchased	185	4,039	—	—	—
Total liabilities	757	7,803	1,953	354	1,443
Net assets applicable to Variable Life contracts in accumulation period	1,251,738	5,338,817	928,091	938,139	1,261,335
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,251,738	$5,338,817	$928,091	$938,139	$1,261,335
(1) Investment shares	24,235	354,739	25,179	25,780	35,742
(2) Investments, at cost	$668,409	$4,000,368	$651,723	$548,609	$715,571

See accompanying notes to financial statements.

4	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Assets
Investments, at fair value(1),(2)	$1,391,378	$390,816	$719,905	$1,267,483	$74,262
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3,731	1,168	28	69	—
Receivable for share redemptions	698	184	336	1,184	27
Total assets	1,395,807	392,168	720,269	1,268,736	74,289

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	698	175	321	577	27
Contract terminations	—	9	15	607	—
Payable for investments purchased	3,731	1,168	28	69	—
Total liabilities	4,429	1,352	364	1,253	27
Net assets applicable to Variable Life contracts in accumulation period	1,391,378	390,816	719,905	1,267,483	74,048
Net assets applicable to seed money	—	—	—	—	214
Total net assets	$1,391,378	$390,816	$719,905	$1,267,483	$74,262
(1) Investment shares	134,563	15,797	118,017	29,739	7,289
(2) Investments, at cost	$1,409,440	$401,911	$715,080	$811,667	$69,693

December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$265,417	$1,252,514	$6,735,557	$2,111,841	$6,270,658
Dividends receivable	—	3,028	503,059	39,665	817,894
Accounts receivable from RiverSource Life of NY for contract purchase payments	14	886	55	—	—
Receivable for share redemptions	31	605	7,958	2,466	4,940
Total assets	265,462	1,257,033	7,246,629	2,153,972	7,093,492

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	31	570	3,040	724	2,041
Contract terminations	—	35	4,918	1,742	2,899
Payable for investments purchased	14	3,914	503,114	39,665	817,894
Total liabilities	45	4,519	511,072	42,131	822,834
Net assets applicable to Variable Life contracts in accumulation period	265,325	1,252,514	6,735,557	2,111,715	6,270,658
Net assets applicable to seed money	92	—	—	126	—
Total net assets	$265,417	$1,252,514	$6,735,557	$2,111,841	$6,270,658
(1) Investment shares	17,566	137,790	128,272	83,078	159,194
(2) Investments, at cost	$230,085	$1,263,763	$4,543,628	$1,635,051	$5,465,123

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$1,311,974	$2,744,073	$361,457	$1,850,041	$3,092,100
Dividends receivable	48,267	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	25	—	—	1,498	138
Receivable for share redemptions	445	4,310	173	712	1,306
Total assets	1,360,711	2,748,383	361,630	1,852,251	3,093,544

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	444	1,227	173	712	1,306
Contract terminations	—	3,083	—	—	—
Payable for investments purchased	48,293	—	—	1,498	138
Total liabilities	48,737	4,310	173	2,210	1,444
Net assets applicable to Variable Life contracts in accumulation period	1,311,974	2,744,073	361,350	1,850,041	3,092,100
Net assets applicable to seed money	—	—	107	—	—
Total net assets	$1,311,974	$2,744,073	$361,457	$1,850,041	$3,092,100
(1) Investment shares	45,334	157,073	21,567	96,356	176,289
(2) Investments, at cost	$987,067	$2,389,501	$324,267	$1,845,254	$2,899,798

December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$6,992,695	$44,108	$3,232,319	$1,053,111	$322,455
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	334	—	—
Receivable for share redemptions	10,328	17	1,763	384	135
Total assets	7,003,023	44,125	3,234,416	1,053,495	322,590

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,255	17	1,440	384	135
Contract terminations	7,073	—	323	—	—
Payable for investments purchased	—	—	334	—	—
Total liabilities	10,328	17	2,097	384	135
Net assets applicable to Variable Life contracts in accumulation period	6,992,695	43,865	3,232,319	1,053,111	322,344
Net assets applicable to seed money	—	243	—	—	111
Total net assets	$6,992,695	$44,108	$3,232,319	$1,053,111	$322,455
(1) Investment shares	358,232	4,533	161,133	12,682	30,564
(2) Investments, at cost	$5,868,838	$42,524	$2,839,944	$892,712	$322,871

See accompanying notes to financial statements.

6	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$441,140	$1,157,275	$1,170,855	$2,194,545	$1,771,659
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	10	—	1,142	5,307
Receivable for share redemptions	576	536	1,739	826	745
Total assets	441,716	1,157,821	1,172,594	2,196,513	1,777,711

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	248	535	497	826	745
Contract terminations	328	1	1,242	—	—
Payable for investments purchased	—	10	—	1,142	5,307
Total liabilities	576	546	1,739	1,968	6,052
Net assets applicable to Variable Life contracts in accumulation period	441,140	1,157,275	1,170,855	2,194,545	1,771,659
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$441,140	$1,157,275	$1,170,855	$2,194,545	$1,771,659
(1) Investment shares	20,957	10,096	39,264	39,063	384,308
(2) Investments, at cost	$354,026	$852,044	$966,948	$1,691,510	$1,968,329

December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Assets
Investments, at fair value(1),(2)	$1,252,508	$1,905,775	$1,343,256	$2,811,117	$2,015,111
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	14	619	3	617	264
Receivable for share redemptions	1,283	610	746	1,354	1,869
Total assets	1,253,805	1,907,004	1,344,005	2,813,088	2,017,244

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	580	610	677	1,280	991
Contract terminations	703	—	69	74	878
Payable for investments purchased	14	619	3	617	264
Total liabilities	1,297	1,229	749	1,971	2,133
Net assets applicable to Variable Life contracts in accumulation period	1,252,508	1,905,775	1,343,256	2,811,117	2,015,111
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,252,508	$1,905,775	$1,343,256	$2,811,117	$2,015,111
(1) Investment shares	30,759	61,816	35,275	134,439	49,125
(2) Investments, at cost	$1,078,276	$1,505,773	$1,006,135	$1,666,226	$1,669,434

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$697,247	$29,631	$3,574,486	$2,729,441	$1,162,702
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	7	—	—	6,242	7
Receivable for share redemptions	417	16	1,941	1,242	690
Total assets	697,671	29,647	3,576,427	2,736,925	1,163,399

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	347	16	1,763	1,168	483
Contract terminations	70	—	178	74	207
Payable for investments purchased	7	—	—	6,242	7
Total liabilities	424	16	1,941	7,484	697
Net assets applicable to Variable Life contracts in accumulation period	697,247	29,281	3,574,486	2,729,441	1,162,702
Net assets applicable to seed money	—	350	—	—	—
Total net assets	$697,247	$29,631	$3,574,486	$2,729,441	$1,162,702
(1) Investment shares	12,831	2,013	132,046	137,573	30,939
(2) Investments, at cost	$456,282	$26,211	$2,634,236	$2,566,925	$942,438

December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Assets
Investments, at fair value(1),(2)	$1,519,139	$399,841	$31,323	$819,579	$426,192
Dividends receivable	—	—	—	—	739
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	12	—	22	—
Receivable for share redemptions	700	1,004	7	496	239
Total assets	1,519,839	400,857	31,330	820,097	427,170
Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	700	177	7	438	203
Contract terminations	—	827	—	58	36
Payable for investments purchased	—	12	—	22	739
Total liabilities	700	1,016	7	518	978
Net assets applicable to Variable Life contracts in accumulation period	1,519,139	399,841	31,017	819,579	423,718
Net assets applicable to seed money	—	—	306	—	2,474
Total net assets	$1,519,139	$399,841	$31,323	$819,579	$426,192
(1) Investment shares	94,709	38,595	2,750	70,290	39,609
(2) Investments, at cost	$1,739,285	$379,259	$28,299	$759,217	$437,150

See accompanying notes to financial statements.

8	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$1,438,918	$166,769	$131,448	$186,822	$144,570
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	4	—
Receivable for share redemptions	719	71	51	72	51
Total assets	1,439,637	166,840	131,499	186,898	144,621

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	652	71	51	72	51
Contract terminations	67	—	—	—	—
Payable for investments purchased	—	—	—	4	—
Total liabilities	719	71	51	76	51
Net assets applicable to Variable Life contracts in accumulation period	1,438,918	166,769	131,266	186,753	144,395
Net assets applicable to seed money	—	—	182	69	175
Total net assets	$1,438,918	$166,769	$131,448	$186,822	$144,570
(1) Investment shares	77,071	9,775	2,671	14,229	16,503
(2) Investments, at cost	$1,200,613	$139,385	$95,558	$214,567	$142,121

December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$25,282,740	$26,364,766	$633,215	$595,713	$142,734
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,628	279	—	—	—
Receivable for share redemptions	5,813	11,250	340	317	73
Total assets	25,290,181	26,376,295	633,555	596,030	142,807

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,813	11,042	323	317	73
Contract terminations	—	208	17	—	—
Payable for investments purchased	1,628	279	—	—	—
Total liabilities	7,441	11,529	340	317	73
Net assets applicable to Variable Life contracts in accumulation period	25,282,740	26,364,766	633,194	595,713	142,653
Net assets applicable to seed money	—	—	21	—	81
Total net assets	$25,282,740	$26,364,766	$633,215	$595,713	$142,734
(1) Investment shares	862,598	897,982	37,714	35,501	10,145
(2) Investments, at cost	$17,157,316	$15,489,585	$564,671	$474,394	$130,890

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$175,185	$2,346,144	$2,147,105	$30,374,487	$39,216,880
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	193	—	1,520	9,431
Receivable for share redemptions	82	609	616	13,553	17,565
Total assets	175,267	2,346,946	2,147,721	30,389,560	39,243,876

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	82	609	616	13,472	17,235
Contract terminations	—	—	—	81	330
Payable for investments purchased	—	193	—	1,520	9,431
Total liabilities	82	802	616	15,073	26,996
Net assets applicable to Variable Life contracts in accumulation period	175,129	2,346,113	2,147,046	30,374,487	39,216,880
Net assets applicable to seed money	56	31	59	—	—
Total net assets	$175,185	$2,346,144	$2,147,105	$30,374,487	$39,216,880
(1) Investment shares	11,324	125,934	115,312	1,334,556	1,720,793
(2) Investments, at cost	$151,410	$1,716,993	$1,676,417	$21,676,187	$25,417,619

December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$44,692,831	$67,643,323	$2,569,622	$3,212,941	$528,160
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	10,583	2,903	170	—	—
Receivable for share redemptions	15,435	28,346	1,177	1,384	3,964
Total assets	44,718,849	67,674,572	2,570,969	3,214,325	532,124

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	15,435	27,721	1,177	1,384	228
Contract terminations	—	625	—	—	3,736
Payable for investments purchased	10,583	2,903	170	—	—
Total liabilities	26,018	31,249	1,347	1,384	3,964
Net assets applicable to Variable Life contracts in accumulation period	44,692,831	67,643,323	2,569,622	3,212,941	528,160
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$44,692,831	$67,643,323	$2,569,622	$3,212,941	$528,160
(1) Investment shares	1,724,260	2,605,675	131,640	164,261	14,828
(2) Investments, at cost	$31,431,609	$41,622,670	$2,120,530	$2,390,999	$288,348

See accompanying notes to financial statements.

10	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$785,325	$5,916,236	$7,459,923
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	15	146	3,035
Receivable for share redemptions	334	3,016	3,527
Total assets	785,674	5,919,398	7,466,485

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	334	2,653	3,420
Contract terminations	—	363	107
Payable for investments purchased	15	146	3,035
Total liabilities	349	3,162	6,562
Net assets applicable to Variable Life contracts in accumulation period	785,325	5,916,236	7,459,923
Net assets applicable to seed money	—	—	—
Total net assets	$785,325	$5,916,236	$7,459,923
(1) Investment shares	21,236	181,368	289,818
(2) Investments, at cost	$537,128	$4,984,945	$7,433,934

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$8	$16,292	$48,487	$—	$3,257
Variable account expenses	1	11,844	13,128	7,955	2,420
Investment income (loss) — net	7	4,448	35,359	(7,955)	837

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	355,892	274,050	620,867	145,123
Cost of investments sold	2	311,747	254,541	444,339	130,009
Net realized gain (loss) on sales of investments	—	44,145	19,509	176,528	15,114
Distributions from capital gains	—	—	—	147,296	53,296
Net change in unrealized appreciation or depreciation of investments	36	553,110	211,750	204,131	14,203
Net gain (loss) on investments	36	597,255	231,259	527,955	82,613
Net increase (decrease) in net assets resulting from operations	$43	$601,703	$266,618	$520,000	$83,450

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Investment income
Dividend income	$11,719	$599	$—	$7,703	$138
Variable account expenses	6,912	5,953	6,986	2,638	3,747
Investment income (loss) — net	4,807	(5,354)	(6,986)	5,065	(3,609)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	110,638	111,780	275,074	224,829	105,409
Cost of investments sold	157,133	83,814	190,937	221,428	79,358
Net realized gain (loss) on sales of investments	(46,495)	27,966	84,137	3,401	26,051
Distributions from capital gains	—	72,172	217,212	—	26,052
Net change in unrealized appreciation or depreciation of investments	108,121	214,602	(151,642)	133,373	23,374
Net gain (loss) on investments	61,626	314,740	149,707	136,774	75,477
Net increase (decrease) in net assets resulting from operations	$66,433	$309,386	$142,721	$141,839	$71,868

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$38,092	$4,367	$29,462	$—	$—
Variable account expenses	9,414	2,677	11,854	147,020	251,104
Investment income (loss) — net	28,678	1,690	17,608	(147,020)	(251,104)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	219,540	60,740	73,304	1,953,316	3,133,392
Cost of investments sold	170,724	53,914	65,502	961,423	957,222
Net realized gain (loss) on sales of investments	48,816	6,826	7,802	991,893	2,176,170
Distributions from capital gains	—	88,902	76,034	—	—
Net change in unrealized appreciation or depreciation of investments	412,283	(68,466)	221,679	1,562,877	6,316,005
Net gain (loss) on investments	461,099	27,262	305,515	2,554,770	8,492,175
Net increase (decrease) in net assets resulting from operations	$489,777	$28,952	$323,123	$2,407,750	$8,241,071

See accompanying notes to financial statements.

12	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Investment income
Dividend income	$—	$32,416	$52,888	$288	$142,529
Variable account expenses	70,221	18,304	7,395	14,905	15,551
Investment income (loss) — net	(70,221)	14,112	45,493	(14,617)	126,978

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,204,614	428,868	123,956	1,322,207	302,196
Cost of investments sold	662,695	318,464	139,727	1,322,204	295,598
Net realized gain (loss) on sales of investments	541,919	110,404	(15,771)	3	6,598
Distributions from capital gains	—	117,407	—	269	—
Net change in unrealized appreciation or depreciation of investments	2,264,909	(490,787)	(21,492)	(3)	(13,023)
Net gain (loss) on investments	2,806,828	(262,976)	(37,263)	269	(6,425)
Net increase (decrease) in net assets resulting from operations	$2,736,607	$(248,864)	$8,230	$(14,348)	$120,553

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Investment income
Dividend income	$105,257	$228,763	$—	$—	$9,124
Variable account expenses	6,585	44,394	23,307	66,430	4,076
Investment income (loss) — net	98,672	184,369	(23,307)	(66,430)	5,048

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	92,672	854,499	594,641	1,414,109	129,798
Cost of investments sold	96,851	820,012	207,270	661,989	125,246
Net realized gain (loss) on sales of investments	(4,179)	34,487	387,371	752,120	4,552
Distributions from capital gains	—	514,031	—	—	—
Net change in unrealized appreciation or depreciation of investments	(49,116)	(800,223)	584,080	2,455,936	(19,295)
Net gain (loss) on investments	(53,295)	(251,705)	971,451	3,208,056	(14,743)
Net increase (decrease) in net assets resulting from operations	$45,377	$(67,336)	$948,144	$3,141,626	$(9,695)

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$64,129	$—	$—	$—
Variable account expenses	6,238	44,928	5,759	3,754	7,933
Investment income (loss) — net	(6,238)	19,201	(5,759)	(3,754)	(7,933)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	229,816	554,660	315,268	113,072	385,083
Cost of investments sold	108,971	402,531	214,305	74,107	213,005
Net realized gain (loss) on sales of investments	120,845	152,129	100,963	38,965	172,078
Distributions from capital gains	—	111,283	—	—	—
Net change in unrealized appreciation or depreciation of investments	53,244	179,329	102,173	191,256	176,195
Net gain (loss) on investments	174,089	442,741	203,136	230,221	348,273
Net increase (decrease) in net assets resulting from operations	$167,851	$461,942	$197,377	$226,467	$340,340

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Investment income
Dividend income	$28,567	$17,922	$4,626	$—	$1,153
Variable account expenses	8,814	1,971	3,572	6,375	398
Investment income (loss) — net	19,753	15,951	1,054	(6,375)	755

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	163,653	63,211	64,803	165,631	63,518
Cost of investments sold	162,033	83,212	68,859	107,172	55,719
Net realized gain (loss) on sales of investments	1,620	(20,001)	(4,056)	58,459	7,799
Distributions from capital gains	23,544	—	13,841	—	7,409
Net change in unrealized appreciation or depreciation of investments	(69,638)	86,207	14,616	238,672	(7,643)
Net gain (loss) on investments	(44,474)	66,206	24,401	297,131	7,565
Net increase (decrease) in net assets resulting from operations	$(24,721)	$82,157	$25,455	$290,756	$8,320

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Investment income
Dividend income	$4,121	$36,261	$1,724	$44,484	$21,439
Variable account expenses	357	6,718	33,599	8,070	22,500
Investment income (loss) — net	3,764	29,543	(31,875)	36,414	(1,061)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,630	189,879	899,205	153,507	356,954
Cost of investments sold	13,130	191,772	604,052	123,166	278,066
Net realized gain (loss) on sales of investments	1,500	(1,893)	295,153	30,341	78,888
Distributions from capital gains	—	—	792,424	93,125	975,769
Net change in unrealized appreciation or depreciation of investments	23,098	10,043	423,015	277,558	202,336
Net gain (loss) on investments	24,598	8,150	1,510,592	401,024	1,256,993
Net increase (decrease) in net assets resulting from operations	$28,362	$37,693	$1,478,717	$437,438	$1,255,932

Year ended December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$4,052	$22,091	$15,857	$52,325	$29,587
Variable account expenses	4,865	13,150	1,944	8,305	14,723
Investment income (loss) — net	(813)	8,941	13,913	44,020	14,864

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	104,745	215,698	35,495	184,405	341,614
Cost of investments sold	78,093	204,674	34,063	184,696	332,392
Net realized gain (loss) on sales of investments	26,652	11,024	1,432	(291)	9,222
Distributions from capital gains	88,143	56,835	—	—	78,343
Net change in unrealized appreciation or depreciation of investments	95,162	495,092	34,393	254,517	503,155
Net gain (loss) on investments	209,957	562,951	35,825	254,226	590,720
Net increase (decrease) in net assets resulting from operations	$209,144	$571,892	$49,738	$298,246	$605,584

See accompanying notes to financial statements.

14	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$30,621	$576	$24,250	$—	$9,070
Variable account expenses	35,478	174	15,900	4,592	1,578
Investment income (loss) — net	(4,857)	402	8,350	(4,592)	7,492

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	840,402	9,880	344,180	315,260	34,339
Cost of investments sold	681,230	9,536	252,458	193,915	33,685
Net realized gain (loss) on sales of investments	159,172	344	91,722	121,345	654
Distributions from capital gains	901,151	—	698,958	126,329	9,759
Net change in unrealized appreciation or depreciation of investments	620,926	634	(47,204)	(134,709)	6,352
Net gain (loss) on investments	1,681,249	978	743,476	112,965	16,765
Net increase (decrease) in net assets resulting from operations	$1,676,392	$1,380	$751,826	$108,373	$24,257

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$6,626	$—	$24,045	$—	$76,875
Variable account expenses	2,569	5,820	5,682	12,465	9,024
Investment income (loss) — net	4,057	(5,820)	18,363	(12,465)	67,851

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,735	50,281	111,093	812,246	168,772
Cost of investments sold	38,500	35,098	94,480	588,982	179,633
Net realized gain (loss) on sales of investments	6,235	15,183	16,613	223,264	(10,861)
Distributions from capital gains	—	117,860	4,352	130,255	—
Net change in unrealized appreciation or depreciation of investments	86,705	51,470	146,045	(1,633)	(131,796)
Net gain (loss) on investments	92,940	184,513	167,010	351,886	(142,657)
Net increase (decrease) in net assets resulting from operations	$96,997	$178,693	$185,373	$339,421	$(74,806)

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Investment income
Dividend income	$13,195	$3,350	$—	$3,081	$20,614
Variable account expenses	6,885	6,943	8,257	14,916	11,611
Investment income (loss) — net	6,310	(3,593)	(8,257)	(11,835)	9,003

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	159,969	238,345	286,153	524,900	192,732
Cost of investments sold	125,171	181,388	187,820	296,023	163,449
Net realized gain (loss) on sales of investments	34,798	56,957	98,333	228,877	29,283
Distributions from capital gains	85,012	117,138	124,890	353,261	—
Net change in unrealized appreciation or depreciation of investments	(63,804)	170,089	(50,303)	(143,355)	194,175
Net gain (loss) on investments	56,006	344,184	172,920	438,783	223,458
Net increase (decrease) in net assets resulting from operations	$62,316	$340,591	$164,663	$426,948	$232,461

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$108	$876	$1,016	$—	$16,915
Variable account expenses	4,007	203	18,522	14,751	5,456
Investment income (loss) — net	(3,899)	673	(17,506)	(14,751)	11,459

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	109,378	17,933	286,334	470,538	132,454
Cost of investments sold	70,019	16,603	205,533	339,607	110,132
Net realized gain (loss) on sales of investments	39,359	1,330	80,801	130,931	22,322
Distributions from capital gains	34,380	—	419,845	506,115	38,126
Net change in unrealized appreciation or depreciation of investments	46,898	1,300	227,010	(591,438)	67,133
Net gain (loss) on investments	120,637	2,630	727,656	45,608	127,581
Net increase (decrease) in net assets resulting from operations	$116,738	$3,303	$710,150	$30,857	$139,040

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Investment income
Dividend income	$—	$8,503	$89	$120,912	$6,891
Variable account expenses	13,742	2,039	58	7,375	2,272
Investment income (loss) — net	(13,742)	6,464	31	113,537	4,619

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,043,343	65,208	1,000	551,828	26,327
Cost of investments sold	769,853	64,793	894	506,592	25,816
Net realized gain (loss) on sales of investments	273,490	415	106	45,236	511
Distributions from capital gains	821,998	—	1,837	—	17,896
Net change in unrealized appreciation or depreciation of investments	(1,269,722)	68,078	1,839	(2,107)	(27,955)
Net gain (loss) on investments	(174,234)	68,493	3,782	43,129	(9,548)
Net increase (decrease) in net assets resulting from operations	$(187,976)	$74,957	$3,813	$156,666	$(4,929)

Year ended December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$14,481	$2,046	$191	$—	$14,753
Variable account expenses	7,134	853	599	875	518
Investment income (loss) — net	7,347	1,193	(408)	(875)	14,235

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	141,383	30,608	31,339	21,095	11,624
Cost of investments sold	130,816	25,191	23,160	24,614	10,546
Net realized gain (loss) on sales of investments	10,567	5,417	8,179	(3,519)	1,078
Distributions from capital gains	104,048	6,309	12,713	—	—
Net change in unrealized appreciation or depreciation of investments	106,617	709	6,326	(6,290)	(33,552)
Net gain (loss) on investments	221,232	12,435	27,218	(9,809)	(32,474)
Net increase (decrease) in net assets resulting from operations	$228,579	$13,628	$26,810	$(10,684)	$(18,239)

See accompanying notes to financial statements.

16	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	76,900	125,297	4,526	3,735	769
Investment income (loss) — net	(76,900)	(125,297)	(4,526)	(3,735)	(769)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,718,347	1,347,658	526,601	56,228	12,587
Cost of investments sold	2,751,937	776,587	458,299	45,562	11,682
Net realized gain (loss) on sales of investments	1,966,410	571,071	68,302	10,666	905
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,454,951	3,071,511	(49,557)	5,670	2,569
Net gain (loss) on investments	3,421,361	3,642,582	18,745	16,336	3,474
Net increase (decrease) in net assets resulting from operations	$3,344,461	$3,517,285	$14,219	$12,601	$2,705

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	978	6,673	6,931	165,300	200,922
Investment income (loss) — net	(978)	(6,673)	(6,931)	(165,300)	(200,922)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,559	43,210	135,091	6,833,950	2,649,621
Cost of investments sold	14,068	32,015	110,683	4,333,978	1,730,465
Net realized gain (loss) on sales of investments	1,491	11,195	24,408	2,499,972	919,156
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,170	231,949	146,209	37,936	2,420,191
Net gain (loss) on investments	9,661	243,144	170,617	2,537,908	3,339,347
Net increase (decrease) in net assets resulting from operations	$8,683	$236,471	$163,686	$2,372,608	$3,138,425

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	196,274	321,236	14,666	18,448	2,479
Investment income (loss) — net	(196,274)	(321,236)	(14,666)	(18,448)	(2,479)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,100,778	5,092,555	966,858	1,301,012	64,839
Cost of investments sold	6,278,924	3,192,853	710,027	997,042	38,326
Net realized gain (loss) on sales of investments	3,821,854	1,899,702	256,831	303,970	26,513
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,189,108	5,725,058	(121,157)	(91,467)	97,067
Net gain (loss) on investments	5,010,962	7,624,760	135,674	212,503	123,580
Net increase (decrease) in net assets resulting from operations	$4,814,688	$7,303,524	$121,008	$194,055	$121,101

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$31,213	$57,787
Variable account expenses	3,730	30,144	41,322
Investment income (loss) — net	(3,730)	1,069	16,465

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	134,171	549,738	652,361
Cost of investments sold	91,814	489,255	630,595
Net realized gain (loss) on sales of investments	42,357	60,483	21,766
Distributions from capital gains	—	85,873	243,861
Net change in unrealized appreciation or depreciation of investments	99,056	784,057	312,432
Net gain (loss) on investments	141,413	930,413	578,059
Net increase (decrease) in net assets resulting from operations	$137,683	$931,482	$594,524

See accompanying notes to financial statements.

18	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$7	$4,448	$35,359	$(7,955)	$837
Net realized gain (loss) on sales of investments	—	44,145	19,509	176,528	15,114
Distributions from capital gains	—	—	—	147,296	53,296
Net change in unrealized appreciation or depreciation of investments	36	553,110	211,750	204,131	14,203
Net increase (decrease) in net assets resulting from operations	43	601,703	266,618	520,000	83,450

Contract transactions
Contract purchase payments	—	77,430	180,462	128,718	21,481
Net transfers(1)	(1)	(150,106)	8,556	(260,415)	(91,449)
Transfers for policy loans	—	28,248	(69,187)	(91,049)	6,177
Policy charges	—	(52,801)	(84,784)	(35,810)	(14,611)
Contract terminations:
Surrender benefits	—	(79,043)	(59,978)	(75,074)	(2,318)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(176,272)	(24,931)	(333,630)	(80,720)
Net assets at beginning of year	483	2,330,607	2,626,427	2,021,964	616,964
Net assets at end of year	$525	$2,756,038	$2,868,114	$2,208,334	$619,694

Accumulation unit activity
Units outstanding at beginning of year	—	760,593	1,530,419	409,788	308,535
Units purchased	—	34,967	121,240	38,578	22,559
Units redeemed	—	(74,550)	(128,237)	(98,557)	(62,620)
Units outstanding at end of year	—	721,010	1,523,422	349,809	268,474

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$4,807	$(5,354)	$(6,986)	$5,065	$(3,609)
Net realized gain (loss) on sales of investments	(46,495)	27,966	84,137	3,401	26,051
Distributions from capital gains	—	72,172	217,212	—	26,052
Net change in unrealized appreciation or depreciation of investments	108,121	214,602	(151,642)	133,373	23,374
Net increase (decrease) in net assets resulting from operations	66,433	309,386	142,721	141,839	71,868

Contract transactions
Contract purchase payments	36,003	47,859	97,058	21,672	31,388
Net transfers(1)	(27,186)	(888)	(59,634)	(145,778)	1,943
Transfers for policy loans	(34,772)	(4,160)	(13,741)	2,989	1,191
Policy charges	(25,258)	(28,661)	(30,268)	(3,357)	(13,651)
Contract terminations:
Surrender benefits	(18,594)	(35,660)	(36,219)	(59,960)	(47,194)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(69,807)	(21,510)	(42,804)	(184,434)	(26,323)
Net assets at beginning of year	1,054,145	1,290,793	1,836,982	432,183	880,731
Net assets at end of year	$1,050,771	$1,578,669	$1,936,899	$389,588	$926,276

Accumulation unit activity
Units outstanding at beginning of year	513,853	299,955	380,384	708,785	506,528
Units purchased	18,716	18,870	27,266	29,739	37,833
Units redeemed	(50,513)	(21,316)	(36,764)	(274,999)	(45,520)
Units outstanding at end of year	482,056	297,509	370,886	463,525	498,841

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$28,678	$1,690	$17,608	$(147,020)	$(251,104)
Net realized gain (loss) on sales of investments	48,816	6,826	7,802	991,893	2,176,170
Distributions from capital gains	—	88,902	76,034	—	—
Net change in unrealized appreciation or depreciation of investments	412,283	(68,466)	221,679	1,562,877	6,316,005
Net increase (decrease) in net assets resulting from operations	489,777	28,952	323,123	2,407,750	8,241,071

Contract transactions
Contract purchase payments	93,637	24,656	133,349	709,600	921,779
Net transfers(1)	(49,995)	24,773	718,283	134,867	(543,499)
Transfers for policy loans	2,791	(3,813)	7,697	(239,239)	(457,166)
Policy charges	(47,330)	(8,569)	(72,697)	(842,477)	(1,266,592)
Contract terminations:
Surrender benefits	(66,606)	(31,663)	(210)	(693,363)	(1,149,477)
Death benefits	—	—	—	(10,693)	—
Increase (decrease) from contract transactions	(67,503)	5,384	786,422	(941,305)	(2,494,955)
Net assets at beginning of year	2,098,850	501,968	1,827,201	17,720,935	27,200,573
Net assets at end of year	$2,521,124	$536,304	$2,936,746	$19,187,380	$32,946,689

Accumulation unit activity
Units outstanding at beginning of year	1,206,270	333,952	690,709	6,626,966	10,851,874
Units purchased	67,129	39,200	281,912	302,101	316,944
Units redeemed	(91,727)	(37,091)	(26,119)	(660,941)	(1,175,104)
Units outstanding at end of year	1,181,672	336,061	946,502	6,268,126	9,993,714

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(70,221)	$14,112	$45,493	$(14,617)	$126,978
Net realized gain (loss) on sales of investments	541,919	110,404	(15,771)	3	6,598
Distributions from capital gains	—	117,407	—	269	—
Net change in unrealized appreciation or depreciation of investments	2,264,909	(490,787)	(21,492)	(3)	(13,023)
Net increase (decrease) in net assets resulting from operations	2,736,607	(248,864)	8,230	(14,348)	120,553

Contract transactions
Contract purchase payments	433,850	127,012	78,218	230,797	83,250
Net transfers(1)	(213,907)	79,949	18,648	(111,169)	47,499
Transfers for policy loans	13,342	(9,351)	(2,632)	47,058	(18,832)
Policy charges	(392,120)	(72,655)	(52,553)	(263,972)	(93,328)
Contract terminations:
Surrender benefits	(520,636)	(180,130)	(32,200)	(790,887)	(47,489)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(679,471)	(55,175)	9,481	(888,173)	(28,900)
Net assets at beginning of year	11,063,703	3,231,263	1,377,347	3,636,921	2,797,897
Net assets at end of year	$13,120,839	$2,927,224	$1,395,058	$2,734,400	$2,889,550

Accumulation unit activity
Units outstanding at beginning of year	3,630,415	832,806	1,023,017	3,622,191	1,091,252
Units purchased	151,332	95,427	116,105	276,912	109,045
Units redeemed	(356,883)	(80,265)	(89,293)	(1,162,332)	(87,079)
Units outstanding at end of year	3,424,864	847,968	1,049,829	2,736,771	1,113,218

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$98,672	$184,369	$(23,307)	$(66,430)	$5,048
Net realized gain (loss) on sales of investments	(4,179)	34,487	387,371	752,120	4,552
Distributions from capital gains	—	514,031	—	—	—
Net change in unrealized appreciation or depreciation of investments	(49,116)	(800,223)	584,080	2,455,936	(19,295)
Net increase (decrease) in net assets resulting from operations	45,377	(67,336)	948,144	3,141,626	(9,695)

Contract transactions
Contract purchase payments	25,322	289,514	80,579	374,064	9,928
Net transfers(1)	(21,298)	(81,841)	(6,559)	(12,387)	92,022
Transfers for policy loans	3,302	6,403	(277,823)	(412,166)	(17,824)
Policy charges	(24,066)	(301,319)	(76,427)	(240,052)	(10,079)
Contract terminations:
Surrender benefits	(27,050)	(257,773)	(106,807)	(184,210)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(43,790)	(345,016)	(387,037)	(474,751)	74,047
Net assets at beginning of year	1,180,620	7,335,995	3,407,004	11,530,368	616,779
Net assets at end of year	$1,182,207	$6,923,643	$3,968,111	$14,197,243	$681,131

Accumulation unit activity
Units outstanding at beginning of year	569,640	3,859,422	927,833	3,143,989	568,690
Units purchased	16,358	276,431	23,677	122,260	93,086
Units redeemed	(32,038)	(418,041)	(142,122)	(254,310)	(25,910)
Units outstanding at end of year	553,960	3,717,812	809,388	3,011,939	635,866

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(6,238)	$19,201	$(5,759)	$(3,754)	$(7,933)
Net realized gain (loss) on sales of investments	120,845	152,129	100,963	38,965	172,078
Distributions from capital gains	—	111,283	—	—	—
Net change in unrealized appreciation or depreciation of investments	53,244	179,329	102,173	191,256	176,195
Net increase (decrease) in net assets resulting from operations	167,851	461,942	197,377	226,467	340,340

Contract transactions
Contract purchase payments	32,960	227,502	19,974	24,825	42,477
Net transfers(1)	61,667	(76,435)	264,010	(18,214)	43,826
Transfers for policy loans	(10,651)	24,739	(243,807)	27,749	(300,636)
Policy charges	(22,647)	(242,273)	(13,277)	(16,544)	(30,927)
Contract terminations:
Surrender benefits	(99,031)	(288,235)	(5,783)	(32,605)	(15,891)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(37,702)	(354,702)	21,117	(14,789)	(261,151)
Net assets at beginning of year	1,121,589	5,231,577	709,597	726,461	1,182,146
Net assets at end of year	$1,251,738	$5,338,817	$928,091	$938,139	$1,261,335

Accumulation unit activity
Units outstanding at beginning of year	243,743	3,879,433	264,242	229,256	328,163
Units purchased	20,388	179,925	97,693	14,141	18,471
Units redeemed	(19,611)	(448,024)	(85,599)	(19,414)	(79,362)
Units outstanding at end of year	244,520	3,611,334	276,336	223,983	267,272

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$19,753	$15,951	$1,054	$(6,375)	$755
Net realized gain (loss) on sales of investments	1,620	(20,001)	(4,056)	58,459	7,799
Distributions from capital gains	23,544	—	13,841	—	7,409
Net change in unrealized appreciation or depreciation of investments	(69,638)	86,207	14,616	238,672	(7,643)
Net increase (decrease) in net assets resulting from operations	(24,721)	82,157	25,455	290,756	8,320

Contract transactions
Contract purchase payments	66,799	20,704	26,790	28,360	5,662
Net transfers(1)	14,957	(411)	36,062	147,992	(15,828)
Transfers for policy loans	8,328	50	(1,243)	(26,038)	—
Policy charges	(73,703)	(6,196)	(22,609)	(15,457)	(766)
Contract terminations:
Surrender benefits	(35,552)	(1,258)	(27,003)	(71,381)	(46,645)
Death benefits	—	—	—	(5,289)	—
Increase (decrease) from contract transactions	(19,171)	12,889	11,997	58,187	(57,577)
Net assets at beginning of year	1,435,270	295,770	682,453	918,540	123,519
Net assets at end of year	$1,391,378	$390,816	$719,905	$1,267,483	$74,262

Accumulation unit activity
Units outstanding at beginning of year	1,039,546	510,120	429,057	266,898	94,146
Units purchased	73,718	97,187	39,212	36,407	3,976
Units redeemed	(86,258)	(116,238)	(31,669)	(29,973)	(47,619)
Units outstanding at end of year	1,027,006	491,069	436,600	273,332	50,503

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$3,764	$29,543	$(31,875)	$36,414	$(1,061)
Net realized gain (loss) on sales of investments	1,500	(1,893)	295,153	30,341	78,888
Distributions from capital gains	—	—	792,424	93,125	975,769
Net change in unrealized appreciation or depreciation of investments	23,098	10,043	423,015	277,558	202,336
Net increase (decrease) in net assets resulting from operations	28,362	37,693	1,478,717	437,438	1,255,932

Contract transactions
Contract purchase payments	20,792	29,788	183,591	48,499	223,272
Net transfers(1)	(8,215)	39,870	(167,293)	(74,991)	(83,898)
Transfers for policy loans	(369)	6,596	(16,004)	9,585	(1,639)
Policy charges	(8,472)	(19,273)	(100,379)	(42,054)	(109,411)
Contract terminations:
Surrender benefits	—	(118,426)	(379,030)	(46,806)	(96,983)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,736	(61,445)	(479,115)	(105,767)	(68,659)
Net assets at beginning of year	233,319	1,276,266	5,735,955	1,780,170	5,083,385
Net assets at end of year	$265,417	$1,252,514	$6,735,557	$2,111,841	$6,270,658

Accumulation unit activity
Units outstanding at beginning of year	199,180	895,047	1,641,881	923,730	2,664,288
Units purchased	16,138	68,879	78,636	25,979	103,143
Units redeemed	(13,568)	(136,761)	(206,926)	(74,038)	(131,315)
Units outstanding at end of year	201,750	827,165	1,513,591	875,671	2,636,116

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(813)	$8,941	$13,913	$44,020	$14,864
Net realized gain (loss) on sales of investments	26,652	11,024	1,432	(291)	9,222
Distributions from capital gains	88,143	56,835	—	—	78,343
Net change in unrealized appreciation or depreciation of investments	95,162	495,092	34,393	254,517	503,155
Net increase (decrease) in net assets resulting from operations	209,144	571,892	49,738	298,246	605,584

Contract transactions
Contract purchase payments	49,750	108,978	12,272	78,586	88,831
Net transfers(1)	140,230	71,279	2,393	(38,080)	155,873
Transfers for policy loans	(1,245)	5,050	(3,567)	(3,670)	(92,863)
Policy charges	(18,464)	(76,576)	(8,016)	(31,021)	(68,098)
Contract terminations:
Surrender benefits	(44,468)	(63,861)	(77)	(61,155)	(53,568)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	125,803	44,870	3,005	(55,340)	30,175
Net assets at beginning of year	977,027	2,127,311	308,714	1,607,135	2,456,341
Net assets at end of year	$1,311,974	$2,744,073	$361,457	$1,850,041	$3,092,100

Accumulation unit activity
Units outstanding at beginning of year	600,302	898,340	252,257	704,588	682,647
Units purchased	124,746	100,957	25,457	32,009	60,632
Units redeemed	(42,909)	(59,599)	(24,143)	(46,327)	(51,127)
Units outstanding at end of year	682,139	939,698	253,571	690,270	692,152

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$(4,857)	$402	$8,350	$(4,592)	$7,492
Net realized gain (loss) on sales of investments	159,172	344	91,722	121,345	654
Distributions from capital gains	901,151	—	698,958	126,329	9,759
Net change in unrealized appreciation or depreciation of investments	620,926	634	(47,204)	(134,709)	6,352
Net increase (decrease) in net assets resulting from operations	1,676,392	1,380	751,826	108,373	24,257

Contract transactions
Contract purchase payments	169,423	1,955	79,499	42,000	8,204
Net transfers(1)	(127,751)	6,191	(51,786)	40,799	6,223
Transfers for policy loans	17,744	(8)	(69,627)	1,518	9,029
Policy charges	(151,148)	(310)	(64,907)	(16,016)	(1,934)
Contract terminations:
Surrender benefits	(395,723)	(5,599)	(129,533)	(49,122)	(3,683)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(487,455)	2,229	(236,354)	19,179	17,839
Net assets at beginning of year	5,803,758	40,499	2,716,847	925,559	280,359
Net assets at end of year	$6,992,695	$44,108	$3,232,319	$1,053,111	$322,455

Accumulation unit activity
Units outstanding at beginning of year	1,563,732	39,626	685,379	291,113	207,239
Units purchased	60,772	7,637	16,600	100,568	28,702
Units redeemed	(184,959)	(5,831)	(70,229)	(86,093)	(17,402)
Units outstanding at end of year	1,439,545	41,432	631,750	305,588	218,539

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$4,057	$(5,820)	$18,363	$(12,465)	$67,851
Net realized gain (loss) on sales of investments	6,235	15,183	16,613	223,264	(10,861)
Distributions from capital gains	—	117,860	4,352	130,255	—
Net change in unrealized appreciation or depreciation of investments	86,705	51,470	146,045	(1,633)	(131,796)
Net increase (decrease) in net assets resulting from operations	96,997	178,693	185,373	339,421	(74,806)

Contract transactions
Contract purchase payments	9,591	37,261	17,783	115,658	59,209
Net transfers(1)	41,012	9,239	16,621	(168,020)	55,059
Transfers for policy loans	3,147	6,329	8,774	(352,587)	14,840
Policy charges	(4,432)	(19,940)	(15,748)	(28,940)	(44,296)
Contract terminations:
Surrender benefits	(2,328)	(15,358)	(73,038)	(49,401)	(73,539)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	46,990	17,531	(45,608)	(483,290)	11,273
Net assets at beginning of year	297,153	961,051	1,031,090	2,338,414	1,835,192
Net assets at end of year	$441,140	$1,157,275	$1,170,855	$2,194,545	$1,771,659

Accumulation unit activity
Units outstanding at beginning of year	128,530	636,300	490,189	734,205	1,149,791
Units purchased	15,547	37,263	19,900	65,161	90,027
Units redeemed	(9,529)	(26,674)	(36,661)	(249,629)	(84,383)
Units outstanding at end of year	134,548	646,889	473,428	549,737	1,155,435

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$6,310	$(3,593)	$(8,257)	$(11,835)	$9,003
Net realized gain (loss) on sales of investments	34,798	56,957	98,333	228,877	29,283
Distributions from capital gains	85,012	117,138	124,890	353,261	—
Net change in unrealized appreciation or depreciation of investments	(63,804)	170,089	(50,303)	(143,355)	194,175
Net increase (decrease) in net assets resulting from operations	62,316	340,591	164,663	426,948	232,461

Contract transactions
Contract purchase payments	39,581	80,593	24,182	48,641	71,302
Net transfers(1)	2,593	(1,095)	15,371	(319,729)	(15,579)
Transfers for policy loans	(808)	4,698	7,660	13,667	(16,490)
Policy charges	(22,783)	(27,672)	(25,110)	(42,988)	(56,292)
Contract terminations:
Surrender benefits	(68,212)	(57,786)	(28,006)	(85,676)	(55,231)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(49,629)	(1,262)	(5,903)	(386,085)	(72,290)
Net assets at beginning of year	1,239,821	1,566,446	1,184,496	2,770,254	1,854,940
Net assets at end of year	$1,252,508	$1,905,775	$1,343,256	$2,811,117	$2,015,111

Accumulation unit activity
Units outstanding at beginning of year	549,619	521,008	188,450	446,449	848,979
Units purchased	33,428	43,061	28,673	8,171	48,589
Units redeemed	(62,512)	(55,699)	(32,038)	(95,219)	(83,332)
Units outstanding at end of year	520,535	508,370	185,085	359,401	814,236

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(3,899)	$673	$(17,506)	$(14,751)	$11,459
Net realized gain (loss) on sales of investments	39,359	1,330	80,801	130,931	22,322
Distributions from capital gains	34,380	—	419,845	506,115	38,126
Net change in unrealized appreciation or depreciation of investments	46,898	1,300	227,010	(591,438)	67,133
Net increase (decrease) in net assets resulting from operations	116,738	3,303	710,150	30,857	139,040

Contract transactions
Contract purchase payments	31,000	589	55,353	70,316	54,479
Net transfers(1)	(11,258)	(10,233)	28,621	(135,005)	(31,197)
Transfers for policy loans	(1,502)	(3,406)	(5,113)	22,800	(4,492)
Policy charges	(12,397)	(779)	(66,076)	(53,270)	(45,072)
Contract terminations:
Surrender benefits	(37,238)	—	(65,078)	(29,710)	(33,552)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(31,395)	(13,829)	(52,293)	(124,869)	(59,834)
Net assets at beginning of year	611,904	40,157	2,916,629	2,823,453	1,083,496
Net assets at end of year	$697,247	$29,631	$3,574,486	$2,729,441	$1,162,702

Accumulation unit activity
Units outstanding at beginning of year	151,557	30,233	1,318,723	493,454	340,176
Units purchased	8,087	415	47,134	25,973	23,508
Units redeemed	(17,039)	(10,786)	(72,628)	(46,549)	(35,265)
Units outstanding at end of year	142,605	19,862	1,293,229	472,878	328,419

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(13,742)	$6,464	$31	$113,537	$4,619
Net realized gain (loss) on sales of investments	273,490	415	106	45,236	511
Distributions from capital gains	821,998	—	1,837	—	17,896
Net change in unrealized appreciation or depreciation of investments	(1,269,722)	68,078	1,839	(2,107)	(27,955)
Net increase (decrease) in net assets resulting from operations	(187,976)	74,957	3,813	156,666	(4,929)

Contract transactions
Contract purchase payments	57,345	12,523	2,511	47,701	4,429
Net transfers(1)	(316,541)	(15,117)	7,165	(146,292)	136,831
Transfers for policy loans	(282,569)	6,134	—	(251,681)	(91)
Policy charges	(35,166)	(8,627)	(925)	(22,128)	(4,436)
Contract terminations:
Surrender benefits	(9,007)	(5,070)	(84)	(88,184)	(2,432)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(585,938)	(10,157)	8,667	(460,584)	134,301
Net assets at beginning of year	2,293,053	335,041	18,843	1,123,497	296,820
Net assets at end of year	$1,519,139	$399,841	$31,323	$819,579	$426,192

Accumulation unit activity
Units outstanding at beginning of year	265,755	230,423	16,202	649,051	237,378
Units purchased	8,655	30,137	7,649	29,258	125,566
Units redeemed	(90,996)	(43,220)	(736)	(294,037)	(13,920)
Units outstanding at end of year	183,414	217,340	23,115	384,272	349,024

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$7,347	$1,193	$(408)	$(875)	$14,235
Net realized gain (loss) on sales of investments	10,567	5,417	8,179	(3,519)	1,078
Distributions from capital gains	104,048	6,309	12,713	—	—
Net change in unrealized appreciation or depreciation of investments	106,617	709	6,326	(6,290)	(33,552)
Net increase (decrease) in net assets resulting from operations	228,579	13,628	26,810	(10,684)	(18,239)

Contract transactions
Contract purchase payments	26,524	4,415	1,840	10,832	5,094
Net transfers(1)	13,627	(6,628)	(16,100)	(2,672)	19,233
Transfers for policy loans	(321)	(52)	57	(2,522)	(67)
Policy charges	(21,446)	(3,361)	(2,655)	(4,122)	(1,549)
Contract terminations:
Surrender benefits	(51,297)	(14,508)	(1,135)	(3,648)	(1,803)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(32,913)	(20,134)	(17,993)	(2,132)	20,908
Net assets at beginning of year	1,243,252	173,275	122,631	199,638	141,901
Net assets at end of year	$1,438,918	$166,769	$131,448	$186,822	$144,570

Accumulation unit activity
Units outstanding at beginning of year	304,628	79,868	27,537	208,876	92,263
Units purchased	19,134	4,588	420	13,529	23,468
Units redeemed	(25,888)	(11,174)	(4,015)	(16,385)	(5,726)
Units outstanding at end of year	297,874	73,282	23,942	206,020	110,005

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(76,900)	$(125,297)	$(4,526)	$(3,735)	$(769)
Net realized gain (loss) on sales of investments	1,966,410	571,071	68,302	10,666	905
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,454,951	3,071,511	(49,557)	5,670	2,569
Net increase (decrease) in net assets resulting from operations	3,344,461	3,517,285	14,219	12,601	2,705

Contract transactions
Contract purchase payments	1,043,873	726,484	53,510	47,461	—
Net transfers(1)	536,123	(356,491)	5,503	—	25,890
Transfers for policy loans	(70,997)	65,685	(1,733)	38	—
Policy charges	(387,940)	(396,881)	(38,771)	(36,840)	(2,310)
Contract terminations:
Surrender benefits	(861,917)	(510,859)	(275,075)	(28,308)	(397)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	259,142	(472,062)	(256,566)	(17,649)	23,183
Net assets at beginning of year	21,679,137	23,319,543	875,562	600,761	116,846
Net assets at end of year	$25,282,740	$26,364,766	$633,215	$595,713	$142,734

Accumulation unit activity
Units outstanding at beginning of year	10,139,429	10,695,078	579,009	395,352	91,844
Units purchased	2,332,682	326,565	183,543	30,335	28,269
Units redeemed	(1,890,635)	(508,469)	(345,998)	(42,042)	(9,347)
Units outstanding at end of year	10,581,476	10,513,174	416,554	383,645	110,766

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(978)	$(6,673)	$(6,931)	$(165,300)	$(200,922)
Net realized gain (loss) on sales of investments	1,491	11,195	24,408	2,499,972	919,156
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	8,170	231,949	146,209	37,936	2,420,191
Net increase (decrease) in net assets resulting from operations	8,683	236,471	163,686	2,372,608	3,138,425

Contract transactions
Contract purchase payments	1,119	66,256	73,314	1,335,041	1,516,217
Net transfers(1)	17,387	26,245	225,177	437,052	42,068
Transfers for policy loans	(1,154)	4,411	85	(58,985)	(181,714)
Policy charges	(5,803)	(19,008)	(66,709)	(920,764)	(1,402,601)
Contract terminations:
Surrender benefits	(7,845)	(3,625)	(13,703)	(1,105,367)	(1,077,911)
Death benefits	—	—	—	(16,574)	(11,199)
Increase (decrease) from contract transactions	3,704	74,279	218,164	(329,597)	(1,115,140)
Net assets at beginning of year	162,798	2,035,394	1,765,255	28,331,476	37,193,595
Net assets at end of year	$175,185	$2,346,144	$2,147,105	$30,374,487	$39,216,880

Accumulation unit activity
Units outstanding at beginning of year	124,236	1,439,040	1,278,695	15,046,682	19,863,405
Units purchased	14,032	64,536	217,051	3,619,663	1,023,555
Units redeemed	(10,794)	(16,476)	(59,705)	(3,502,136)	(1,526,634)
Units outstanding at end of year	127,474	1,487,100	1,436,041	15,164,209	19,360,326

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(196,274)	$(321,236)	$(14,666)	$(18,448)	$(2,479)
Net realized gain (loss) on sales of investments	3,821,854	1,899,702	256,831	303,970	26,513
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,189,108	5,725,058	(121,157)	(91,467)	97,067
Net increase (decrease) in net assets resulting from operations	4,814,688	7,303,524	121,008	194,055	121,101

Contract transactions
Contract purchase payments	2,195,886	2,214,768	162,743	155,122	9,732
Net transfers(1)	247,980	(591,851)	250,639	(1,084,712)	(28,635)
Transfers for policy loans	(1,138,746)	176,454	17,979	41,494	1,307
Policy charges	(1,002,542)	(1,271,003)	(173,700)	(178,550)	(5,837)
Contract terminations:
Surrender benefits	(1,013,957)	(3,167,583)	(187,116)	(98,017)	(7,667)
Death benefits	(187,897)	—	—	—	—
Increase (decrease) from contract transactions	(899,276)	(2,639,215)	70,545	(1,164,663)	(31,100)
Net assets at beginning of year	40,777,419	62,979,014	2,378,069	4,183,549	438,159
Net assets at end of year	$44,692,831	$67,643,323	$2,569,622	$3,212,941	$528,160

Accumulation unit activity
Units outstanding at beginning of year	20,341,791	30,762,638	1,395,930	2,518,057	140,273
Units purchased	4,434,078	1,140,515	581,708	142,003	3,703
Units redeemed	(4,637,903)	(2,374,669)	(552,421)	(828,425)	(13,736)
Units outstanding at end of year	20,137,966	29,528,484	1,425,217	1,831,635	130,240

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(3,730)	$1,069	$16,465
Net realized gain (loss) on sales of investments	42,357	60,483	21,766
Distributions from capital gains	—	85,873	243,861
Net change in unrealized appreciation or depreciation of investments	99,056	784,057	312,432
Net increase (decrease) in net assets resulting from operations	137,683	931,482	594,524

Contract transactions
Contract purchase payments	36,915	198,977	181,565
Net transfers(1)	85,348	(169,492)	(176,970)
Transfers for policy loans	(43,814)	(9,243)	4,409
Policy charges	(16,172)	(125,326)	(162,462)
Contract terminations:
Surrender benefits	(24,285)	(136,670)	(177,479)
Death benefits	—	—	—
Increase (decrease) from contract transactions	37,992	(241,754)	(330,937)
Net assets at beginning of year	609,650	5,226,508	7,196,336
Net assets at end of year	$785,325	$5,916,236	$7,459,923

Accumulation unit activity
Units outstanding at beginning of year	203,310	1,718,695	1,353,979
Units purchased	30,036	72,061	34,219
Units redeemed	(23,331)	(123,430)	(95,024)
Units outstanding at end of year	210,015	1,667,326	1,293,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$6	$17,493	$25,011	$(7,066)	$2,270
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	17,626	8,542
Distributions from capital gains	—	110,961	—	132,625	43,885
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	352,437	30,813
Net increase (decrease) in net assets resulting from operations	(23)	38,767	27,344	495,622	85,510

Contract transactions
Contract purchase payments	—	62,304	186,337	132,364	20,760
Net transfers(1)	44	8,517	(147,655)	164,963	1,695
Transfers for policy loans	—	(2,846)	(13,624)	(2,417)	(4,757)
Policy charges	—	(59,951)	(84,424)	(34,063)	(13,523)
Contract terminations:
Surrender benefits	—	(52,968)	(53,006)	(16,723)	(152)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44	(44,944)	(112,372)	244,124	4,023
Net assets at beginning of year	462	2,336,784	2,711,455	1,282,218	527,431
Net assets at end of year	$483	$2,330,607	$2,626,427	$2,021,964	$616,964

Accumulation unit activity(2)
Units outstanding at beginning of year	—	783,013	1,608,005	357,299	297,466
Units purchased	—	44,415	130,172	69,084	33,667
Units redeemed	—	(66,835)	(207,758)	(16,595)	(22,598)
Units outstanding at end of year	—	760,593	1,530,419	409,788	308,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

38	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$17,162	$(199)	$(5,353)	$6,585	$(497)
Net realized gain (loss) on sales of investments	(98,810)	(7,061)	60,234	(34,829)	33,226
Distributions from capital gains	—	85,576	82,118	—	11,306
Net change in unrealized appreciation or depreciation of investments	121,210	122,962	572,275	(80,558)	135,486
Net increase (decrease) in net assets resulting from operations	39,562	201,278	709,274	(108,802)	179,521

Contract transactions
Contract purchase payments	41,787	57,106	96,046	27,758	33,985
Net transfers(1)	(35,520)	(172,653)	(163,178)	96,410	(85,848)
Transfers for policy loans	4,427	(15,295)	(16,330)	1,923	(509)
Policy charges	(26,779)	(29,090)	(27,910)	(3,586)	(16,572)
Contract terminations:
Surrender benefits	(16,234)	(26,866)	(10,141)	(12,539)	(3,767)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(32,319)	(186,798)	(121,513)	109,966	(72,711)
Net assets at beginning of year	1,046,902	1,276,313	1,249,221	431,019	773,921
Net assets at end of year	$1,054,145	$1,290,793	$1,836,982	$432,183	$880,731

Accumulation unit activity(2)
Units outstanding at beginning of year	532,388	354,195	380,893	525,596	535,712
Units purchased	28,507	21,828	43,788	210,945	23,128
Units redeemed	(47,042)	(76,068)	(44,297)	(27,756)	(52,312)
Units outstanding at end of year	513,853	299,955	380,384	708,785	506,528

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$32,988	$3,599	$15,473	$(125,625)	$(204,338)
Net realized gain (loss) on sales of investments	524	1,413	220	1,060,346	1,566,619
Distributions from capital gains	48,953	27,619	41,437	—	—
Net change in unrealized appreciation or depreciation of investments	(92,185)	49,866	79,197	1,532,555	1,750,851
Net increase (decrease) in net assets resulting from operations	(9,720)	82,497	136,327	2,467,276	3,113,132

Contract transactions
Contract purchase payments	92,172	24,002	84,051	702,121	1,002,986
Net transfers(1)	(89,718)	16,153	1,179,291	1,009,890	(531,688)
Transfers for policy loans	11,828	731	29,830	(125,743)	41,345
Policy charges	(46,808)	(7,725)	(26,789)	(930,179)	(1,331,000)
Contract terminations:
Surrender benefits	(72,542)	(13,361)	(58,150)	(1,010,104)	(1,281,098)
Death benefits	—	—	—	(34,411)	(38,753)
Increase (decrease) from contract transactions	(105,068)	19,800	1,208,233	(388,426)	(2,138,208)
Net assets at beginning of year	2,213,638	399,671	482,641	15,642,085	26,225,649
Net assets at end of year	$2,098,850	$501,968	$1,827,201	$17,720,935	$27,200,573

Accumulation unit activity(2)
Units outstanding at beginning of year	1,270,817	318,989	207,608	6,989,898	11,866,269
Units purchased	67,446	41,608	516,888	693,346	495,536
Units redeemed	(131,993)	(26,645)	(33,787)	(1,056,278)	(1,509,931)
Units outstanding at end of year	1,206,270	333,952	690,709	6,626,966	10,851,874

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

40	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$(58,915)	$(621)	$65,467	$(9,090)	$142,030
Net realized gain (loss) on sales of investments	384,477	49,205	(38,085)	5	(11,328)
Distributions from capital gains	—	320,274	—	1,099	—
Net change in unrealized appreciation or depreciation of investments	(360,147)	433,864	28,573	(5)	23,805
Net increase (decrease) in net assets resulting from operations	(34,585)	802,722	55,955	(7,991)	154,507

Contract transactions
Contract purchase payments	454,290	187,190	71,749	258,847	88,998
Net transfers(1)	(459,348)	(373,435)	(85,242)	1,453,465	(104,293)
Transfers for policy loans	(55,388)	10,554	(181)	(106,609)	4,194
Policy charges	(421,573)	(76,329)	(62,214)	(241,493)	(105,167)
Contract terminations:
Surrender benefits	(284,345)	(71,247)	(80,279)	(539,778)	(97,087)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(766,364)	(323,267)	(156,167)	824,432	(213,355)
Net assets at beginning of year	11,864,652	2,751,808	1,477,559	2,820,480	2,856,745
Net assets at end of year	$11,063,703	$3,231,263	$1,377,347	$3,636,921	$2,797,897

Accumulation unit activity(2)
Units outstanding at beginning of year	3,919,233	944,713	1,131,453	2,793,521	1,154,473
Units purchased	170,870	70,404	58,084	1,712,191	62,781
Units redeemed	(459,688)	(182,311)	(166,520)	(883,521)	(126,002)
Units outstanding at end of year	3,630,415	832,806	1,023,017	3,622,191	1,091,252

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$47,990	$150,782	$(17,502)	$(52,463)	$10,416
Net realized gain (loss) on sales of investments	(16,424)	49,472	153,971	399,727	3,934
Distributions from capital gains	—	82,337	—	—	—
Net change in unrealized appreciation or depreciation of investments	27,542	500,723	719,877	1,327,701	13,795
Net increase (decrease) in net assets resulting from operations	59,108	783,314	856,346	1,674,965	28,145

Contract transactions
Contract purchase payments	25,807	270,341	78,154	339,129	8,434
Net transfers(1)	(101,816)	179,875	(290)	(263,459)	56,654
Transfers for policy loans	5,962	1,575	2,241	(100,926)	(31)
Policy charges	(29,250)	(349,271)	(77,999)	(229,675)	(8,896)
Contract terminations:
Surrender benefits	(27,110)	(384,954)	(63,174)	(142,330)	(27,986)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(126,407)	(282,434)	(61,068)	(397,261)	28,175
Net assets at beginning of year	1,247,919	6,835,115	2,611,726	10,252,664	560,459
Net assets at end of year	$1,180,620	$7,335,995	$3,407,004	$11,530,368	$616,779

Accumulation unit activity(2)
Units outstanding at beginning of year	625,745	3,986,557	982,062	3,291,874	543,230
Units purchased	16,352	288,544	46,661	173,330	61,598
Units redeemed	(72,457)	(415,679)	(100,890)	(321,215)	(36,138)
Units outstanding at end of year	569,640	3,859,422	927,833	3,143,989	568,690

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

42	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(5,135)	$34,172	$(3,750)	$(2,803)	$(5,855)
Net realized gain (loss) on sales of investments	95,240	54,057	11,059	17,171	18,282
Distributions from capital gains	—	56,892	—	—	—
Net change in unrealized appreciation or depreciation of investments	199,481	199,079	28,523	26,611	56,649
Net increase (decrease) in net assets resulting from operations	289,586	344,200	35,832	40,979	69,076

Contract transactions
Contract purchase payments	29,269	277,020	11,602	25,098	36,575
Net transfers(1)	2,443	(206,618)	(22,602)	(42,203)	(115,437)
Transfers for policy loans	(3,088)	24,947	5,207	3,574	45,371
Policy charges	(22,354)	(255,463)	(10,782)	(18,494)	(30,147)
Contract terminations:
Surrender benefits	(87,523)	(213,572)	(3,848)	(6,754)	(25,666)
Death benefits	—	(5,367)	—	—	—
Increase (decrease) from contract transactions	(81,253)	(379,053)	(20,423)	(38,779)	(89,304)
Net assets at beginning of year	913,256	5,266,430	694,188	724,261	1,202,374
Net assets at end of year	$1,121,589	$5,231,577	$709,597	$726,461	$1,182,146

Accumulation unit activity(2)
Units outstanding at beginning of year	246,091	4,209,208	270,464	244,021	359,376
Units purchased	40,640	267,568	9,817	11,343	25,532
Units redeemed	(42,988)	(597,343)	(16,039)	(26,108)	(56,745)
Units outstanding at end of year	243,743	3,879,433	264,242	229,256	328,163

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$25,476	$14,000	$49	$(4,301)	$1,663
Net realized gain (loss) on sales of investments	7,811	(52,650)	(17,329)	20,556	(4,538)
Distributions from capital gains	4,886	—	12,558	—	1,833
Net change in unrealized appreciation or depreciation of investments	20,444	29,701	61,725	51,371	10,662
Net increase (decrease) in net assets resulting from operations	58,617	(8,949)	57,003	67,626	9,620

Contract transactions
Contract purchase payments	64,905	21,323	26,040	28,868	8,208
Net transfers(1)	35,407	(20,048)	(52,545)	69,794	(34,834)
Transfers for policy loans	1,507	3,948	(2,429)	1,017	—
Policy charges	(83,766)	(7,314)	(28,353)	(13,830)	(789)
Contract terminations:
Surrender benefits	(54,350)	(10,598)	(9,644)	(52,300)	(428)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(36,297)	(12,689)	(66,931)	33,549	(27,843)
Net assets at beginning of year	1,412,950	317,408	692,381	817,365	141,742
Net assets at end of year	$1,435,270	$295,770	$682,453	$918,540	$123,519

Accumulation unit activity(2)
Units outstanding at beginning of year	1,066,180	553,050	469,804	260,496	123,005
Units purchased	74,216	84,712	23,415	45,437	7,286
Units redeemed	(100,850)	(127,642)	(64,162)	(39,035)	(36,145)
Units outstanding at end of year	1,039,546	510,120	429,057	266,898	94,146

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

44	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$4,518	$35,679	$(24,231)	$24,144	$128
Net realized gain (loss) on sales of investments	(431)	(28,802)	204,548	(6,343)	(55,209)
Distributions from capital gains	—	—	26,985	83,332	—
Net change in unrealized appreciation or depreciation of investments	8,004	(9,860)	1,173,656	19,880	800,050
Net increase (decrease) in net assets resulting from operations	12,091	(2,983)	1,380,958	121,013	744,969

Contract transactions
Contract purchase payments	22,303	29,587	171,099	53,618	218,973
Net transfers(1)	1,611	(150,426)	(304,593)	(72,482)	(397,790)
Transfers for policy loans	(39)	(4,162)	(20,514)	4,054	(16,351)
Policy charges	(9,272)	(23,415)	(109,062)	(44,024)	(106,019)
Contract terminations:
Surrender benefits	—	(64,421)	(181,824)	(30,792)	(71,855)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	14,603	(212,837)	(444,894)	(89,626)	(373,042)
Net assets at beginning of year	206,625	1,492,086	4,799,891	1,748,783	4,711,458
Net assets at end of year	$233,319	$1,276,266	$5,735,955	$1,780,170	$5,083,385

Accumulation unit activity(2)
Units outstanding at beginning of year	185,743	1,031,952	1,818,512	967,191	2,874,081
Units purchased	22,449	46,430	78,508	36,047	138,034
Units redeemed	(9,012)	(183,335)	(255,139)	(79,508)	(347,827)
Units outstanding at end of year	199,180	895,047	1,641,881	923,730	2,664,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(2,140)	$53,837	$15,225	$34,521	$19,765
Net realized gain (loss) on sales of investments	28,082	(27,589)	(5,912)	(50,549)	(93,595)
Distributions from capital gains	4,187	207,596	242	57,386	128,895
Net change in unrealized appreciation or depreciation of investments	97,034	(393,457)	(3,882)	(150,666)	30,055
Net increase (decrease) in net assets resulting from operations	127,163	(159,613)	5,673	(109,308)	85,120

Contract transactions
Contract purchase payments	39,923	101,797	12,256	81,494	109,844
Net transfers(1)	(136,483)	(93,533)	55,253	(84,406)	(71,895)
Transfers for policy loans	3,320	4,378	630	(249)	(17,370)
Policy charges	(19,260)	(79,012)	(7,194)	(31,659)	(63,016)
Contract terminations:
Surrender benefits	(47,503)	(56,516)	(3,231)	(44,439)	(27,131)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(160,003)	(122,886)	57,714	(79,259)	(69,568)
Net assets at beginning of year	1,009,867	2,409,810	245,327	1,795,702	2,440,789
Net assets at end of year	$977,027	$2,127,311	$308,714	$1,607,135	$2,456,341

Accumulation unit activity(2)
Units outstanding at beginning of year	713,896	947,176	204,973	733,291	699,602
Units purchased	43,058	53,374	80,113	50,397	43,809
Units redeemed	(156,652)	(102,210)	(32,829)	(79,100)	(60,764)
Units outstanding at end of year	600,302	898,340	252,257	704,588	682,647

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

46	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$3,270	$500	$7,810	$(4,241)	$18,452
Net realized gain (loss) on sales of investments	(43,649)	(312)	32,933	26,514	148
Distributions from capital gains	82,227	—	105,973	59,822	13,189
Net change in unrealized appreciation or depreciation of investments	335,463	2,080	250,434	202,636	(6,513)
Net increase (decrease) in net assets resulting from operations	377,311	2,268	397,150	284,731	25,276

Contract transactions
Contract purchase payments	178,711	2,525	69,308	27,761	10,329
Net transfers(1)	(415,187)	(3,814)	(74,737)	(81,438)	5,011
Transfers for policy loans	(24,741)	(30)	(60,975)	2,250	2,941
Policy charges	(155,680)	(423)	(66,963)	(18,607)	(1,777)
Contract terminations:
Surrender benefits	(158,342)	(1)	(55,730)	(1,714)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(575,239)	(1,743)	(189,097)	(71,748)	16,504
Net assets at beginning of year	6,001,686	39,974	2,508,794	712,576	238,579
Net assets at end of year	$5,803,758	$40,499	$2,716,847	$925,559	$280,359

Accumulation unit activity(2)
Units outstanding at beginning of year	1,720,797	41,627	741,017	317,642	191,924
Units purchased	58,426	3,461	25,876	12,235	35,629
Units redeemed	(215,491)	(5,462)	(81,514)	(38,764)	(20,314)
Units outstanding at end of year	1,563,732	39,626	685,379	291,113	207,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I(3)	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$3,717	$(2,645)	$24,074	$(1,655)	$89,172
Net realized gain (loss) on sales of investments	(7,653)	6,669	2,780	20,855	(31,039)
Distributions from capital gains	7,067	58,877	24,570	72,136	—
Net change in unrealized appreciation or depreciation of investments	(440)	253,761	(62,257)	407,177	(29,100)
Net increase (decrease) in net assets resulting from operations	2,691	316,662	(10,833)	498,513	29,033

Contract transactions
Contract purchase payments	8,509	17,506	22,337	98,161	63,303
Net transfers(1)	(22,226)	640,928	(22,969)	49,443	(168,271)
Transfers for policy loans	(325)	5,826	(226)	912	1,600
Policy charges	(4,187)	(14,325)	(17,298)	(27,978)	(62,881)
Contract terminations:
Surrender benefits	(427)	(5,546)	(44,220)	(43,227)	(57,294)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(18,656)	644,389	(62,376)	77,311	(223,543)
Net assets at beginning of year	313,118	—	1,104,299	1,762,590	2,029,702
Net assets at end of year	$297,153	$961,051	$1,031,090	$2,338,414	$1,835,192

Accumulation unit activity(2)
Units outstanding at beginning of year	136,967	—	496,399	691,476	1,284,574
Units purchased	7,823	651,881	122,458	88,685	63,155
Units redeemed	(16,260)	(15,581)	(128,668)	(45,956)	(197,938)
Units outstanding at end of year	128,530	636,300	490,189	734,205	1,149,791

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

48	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$17,945	$(636)	$(6,027)	$(11,877)	$9,917
Net realized gain (loss) on sales of investments	20,720	(5,550)	65,828	158,520	(31,529)
Distributions from capital gains	26,455	18,102	86,097	196,493	—
Net change in unrealized appreciation or depreciation of investments	75,417	247,236	226,300	584,951	258,464
Net increase (decrease) in net assets resulting from operations	140,537	259,152	372,198	928,087	236,852

Contract transactions
Contract purchase payments	44,102	84,479	21,686	52,878	97,074
Net transfers(1)	(115,416)	(27,000)	90,995	(18,727)	(126,778)
Transfers for policy loans	5,156	4,255	(12)	(32,597)	(3,314)
Policy charges	(25,973)	(27,827)	(22,661)	(42,566)	(61,241)
Contract terminations:
Surrender benefits	(40,963)	(12,078)	(12,608)	(49,787)	(58,257)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(133,094)	21,829	77,400	(90,799)	(152,516)
Net assets at beginning of year	1,232,378	1,285,465	734,898	1,932,966	1,770,604
Net assets at end of year	$1,239,821	$1,566,446	$1,184,496	$2,770,254	$1,854,940

Accumulation unit activity(2)
Units outstanding at beginning of year	617,471	518,534	172,445	486,112	936,754
Units purchased	37,418	49,475	25,014	20,879	59,724
Units redeemed	(105,270)	(47,001)	(9,009)	(60,542)	(147,499)
Units outstanding at end of year	549,619	521,008	188,450	446,449	848,979

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(2,191)	$(53)	$(9,543)	$(11,197)	$17,041
Net realized gain (loss) on sales of investments	15,875	(1,131)	64,148	33,570	23,606
Distributions from capital gains	43,140	476	245,777	216,963	26,798
Net change in unrealized appreciation or depreciation of investments	91,204	(1,576)	215,835	628,972	(27,236)
Net increase (decrease) in net assets resulting from operations	148,028	(2,284)	516,217	868,308	40,209

Contract transactions
Contract purchase payments	27,018	560	60,905	61,547	65,967
Net transfers(1)	(16,362)	(12,364)	(26,664)	63,936	(93,747)
Transfers for policy loans	(6,671)	(117)	(10,977)	46,069	(157)
Policy charges	(13,245)	(714)	(66,793)	(55,394)	(49,507)
Contract terminations:
Surrender benefits	(8,210)	(12,976)	(49,054)	(48,877)	(54,412)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(17,470)	(25,611)	(92,583)	67,281	(131,856)
Net assets at beginning of year	481,346	68,052	2,492,995	1,887,864	1,175,143
Net assets at end of year	$611,904	$40,157	$2,916,629	$2,823,453	$1,083,496

Accumulation unit activity(2)
Units outstanding at beginning of year	157,468	51,600	1,371,066	488,596	354,932
Units purchased	12,118	5,860	79,202	38,334	48,965
Units redeemed	(18,029)	(27,227)	(131,545)	(33,476)	(63,721)
Units outstanding at end of year	151,557	30,233	1,318,723	493,454	340,176

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

50	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(8,676)	$11,750	$106	$42,036	$4,094
Net realized gain (loss) on sales of investments	70,285	(5,856)	(287)	(10,018)	6,503
Distributions from capital gains	144,845	6,397	1,185	—	3,425
Net change in unrealized appreciation or depreciation of investments	1,012,771	(70,342)	455	38,407	12,471
Net increase (decrease) in net assets resulting from operations	1,219,225	(58,051)	1,459	70,425	26,493

Contract transactions
Contract purchase payments	43,736	11,971	2,511	56,032	2,352
Net transfers(1)	428,797	(2,909)	9,261	(21,929)	29,388
Transfers for policy loans	(6,725)	3,402	—	(1,060)	(296)
Policy charges	(30,308)	(9,905)	(786)	(25,535)	(7,307)
Contract terminations:
Surrender benefits	(31,032)	(1,344)	(4,412)	(37,621)	(10,303)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	404,468	1,215	6,574	(30,113)	13,834
Net assets at beginning of year	669,360	391,877	10,810	1,083,185	256,493
Net assets at end of year	$2,293,053	$335,041	$18,843	$1,123,497	$296,820

Accumulation unit activity(2)
Units outstanding at beginning of year	204,275	235,495	9,792	666,593	221,396
Units purchased	78,719	27,359	11,788	42,199	32,429
Units redeemed	(17,239)	(32,431)	(5,378)	(59,741)	(16,447)
Units outstanding at end of year	265,755	230,423	16,202	649,051	237,378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(1,132)	$1,627	$(64)	$15,887	$2,253
Net realized gain (loss) on sales of investments	(738)	70	5,786	(11,915)	56,942
Distributions from capital gains	95,658	—	9,355	—	—
Net change in unrealized appreciation or depreciation of investments	69,540	15,891	15,268	(15,898)	7,228
Net increase (decrease) in net assets resulting from operations	163,328	17,588	30,345	(11,926)	66,423

Contract transactions
Contract purchase payments	29,075	4,883	1,726	13,987	6,758
Net transfers(1)	49,138	(3,708)	(15,032)	8,255	(141,352)
Transfers for policy loans	(264)	(98)	(149)	(3,037)	1,699
Policy charges	(21,703)	(3,749)	(3,371)	(5,021)	(1,631)
Contract terminations:
Surrender benefits	(31,804)	(1,730)	(2)	(3,164)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	24,442	(4,402)	(16,828)	11,020	(134,526)
Net assets at beginning of year	1,055,482	160,089	109,114	200,544	210,004
Net assets at end of year	$1,243,252	$173,275	$122,631	$199,638	$141,901

Accumulation unit activity(2)
Units outstanding at beginning of year	288,612	81,937	32,638	200,120	189,961
Units purchased	48,186	2,553	595	80,545	7,126
Units redeemed	(32,170)	(4,622)	(5,696)	(71,789)	(104,824)
Units outstanding at end of year	304,628	79,868	27,537	208,876	92,263

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

52	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(70,421)	$(101,689)	$(5,921)	$(3,650)	$(505)
Net realized gain (loss) on sales of investments	643,130	597,959	32,160	22,986	1,894
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,225,717	2,415,206	38,629	29,855	7,480
Net increase (decrease) in net assets resulting from operations	2,798,426	2,911,476	64,868	49,191	8,869

Contract transactions
Contract purchase payments	1,397,864	766,900	68,230	29,895	—
Net transfers(1)	28,374	(125,411)	321,083	40,267	84,979
Transfers for policy loans	80,265	(124,651)	(1,971)	47	(36)
Policy charges	(409,668)	(414,186)	(46,391)	(35,652)	(1,614)
Contract terminations:
Surrender benefits	(47,112)	(109,082)	(158,556)	(381,403)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,049,723	(6,430)	182,395	(346,846)	83,329
Net assets at beginning of year	17,830,988	20,414,497	628,299	898,416	24,648
Net assets at end of year	$21,679,137	$23,319,543	$875,562	$600,761	$116,846

Accumulation unit activity(2)
Units outstanding at beginning of year	9,514,060	10,708,203	457,148	668,246	20,988
Units purchased	1,567,468	744,887	266,816	49,807	72,202
Units redeemed	(942,099)	(758,012)	(144,955)	(322,701)	(1,346)
Units outstanding at end of year	10,139,429	10,695,078	579,009	395,352	91,844

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(678)	$(5,646)	$(5,597)	$(167,120)	$(183,635)
Net realized gain (loss) on sales of investments	1,550	4,748	29,800	997,730	1,189,028
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,823	201,141	131,882	2,281,082	2,974,842
Net increase (decrease) in net assets resulting from operations	11,695	200,243	156,085	3,111,692	3,980,235

Contract transactions
Contract purchase payments	1,119	52,320	57,211	1,295,909	1,539,891
Net transfers(1)	104,492	(4,241)	(18,224)	(1,249,869)	(1,241,545)
Transfers for policy loans	(750)	(21,296)	(2,275)	147,856	(234,019)
Policy charges	(2,065)	(17,960)	(62,116)	(925,746)	(1,442,392)
Contract terminations:
Surrender benefits	—	(508)	—	(613,917)	(976,421)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	102,796	8,315	(25,404)	(1,345,767)	(2,354,486)
Net assets at beginning of year	48,307	1,826,836	1,634,574	26,565,551	35,567,846
Net assets at end of year	$162,798	$2,035,394	$1,765,255	$28,331,476	$37,193,595

Accumulation unit activity(2)
Units outstanding at beginning of year	40,476	1,433,691	1,303,916	15,836,018	21,370,179
Units purchased	86,111	42,401	63,225	1,191,186	1,339,590
Units redeemed	(2,351)	(37,052)	(88,446)	(1,980,522)	(2,846,364)
Units outstanding at end of year	124,236	1,439,040	1,278,695	15,046,682	19,863,405

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

54	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(195,938)	$(280,387)	$(15,818)	$(20,603)	$(1,951)
Net realized gain (loss) on sales of investments	2,182,492	1,847,586	97,953	204,277	30,678
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,823,309	5,912,697	135,165	264,721	34,546
Net increase (decrease) in net assets resulting from operations	4,809,863	7,479,896	217,300	448,395	63,273

Contract transactions
Contract purchase payments	2,460,285	2,290,211	168,679	177,789	8,686
Net transfers(1)	(374,482)	(1,419,026)	127,234	(225,736)	30,155
Transfers for policy loans	123,408	(387,545)	18,426	(12,323)	(296)
Policy charges	(996,767)	(1,362,482)	(162,352)	(216,888)	(5,633)
Contract terminations:
Surrender benefits	(1,162,921)	(3,469,617)	(68,497)	(277,720)	(1,262)
Death benefits	—	(19,268)	—	—	—
Increase (decrease) from contract transactions	49,523	(4,367,727)	83,490	(554,878)	31,650
Net assets at beginning of year	35,918,033	59,866,845	2,077,279	4,290,032	343,236
Net assets at end of year	$40,777,419	$62,979,014	$2,378,069	$4,183,549	$438,159

Accumulation unit activity(2)
Units outstanding at beginning of year	20,092,212	33,208,338	1,356,810	2,780,360	131,872
Units purchased	4,035,155	1,605,526	262,269	543,014	32,477
Units redeemed	(3,785,576)	(4,051,226)	(223,149)	(805,317)	(24,076)
Units outstanding at end of year	20,341,791	30,762,638	1,395,930	2,518,057	140,273

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(2,441)	$64,846	$(33,042)
Net realized gain (loss) on sales of investments	1,938	(80,946)	(244,032)
Distributions from capital gains	—	158,350	644,555
Net change in unrealized appreciation or depreciation of investments	20,324	471,220	984,451
Net increase (decrease) in net assets resulting from operations	19,821	613,470	1,351,932

Contract transactions
Contract purchase payments	20,831	186,644	189,635
Net transfers(1)	(24,033)	(231,524)	(394,613)
Transfers for policy loans	2,422	14,019	(5,634)
Policy charges	(13,040)	(130,572)	(172,504)
Contract terminations:
Surrender benefits	(1,948)	(106,959)	(283,625)
Death benefits	—	—	—
Increase (decrease) from contract transactions	(15,768)	(268,392)	(666,741)
Net assets at beginning of year	605,597	4,881,430	6,511,145
Net assets at end of year	$609,650	$5,226,508	$7,196,336

Accumulation unit activity(2)
Units outstanding at beginning of year	208,094	1,828,505	1,499,358
Units purchased	10,734	83,849	47,819
Units redeemed	(15,518)	(193,659)	(193,198)
Units outstanding at end of year	203,310	1,718,695	1,353,979

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

56	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Notes to Financial Statements

1.   ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Variable Universal Life IV (VUL IV) and RiverSource® Variable Universal Life IV – Estate Series (VUL IV – ES) policies issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through VUL IV and VUL IV – ES policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under VUL IV and VUL IV – ES policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through VUL IV and VUL IV – ES.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2 (previously Wells Fargo VT Index Asset Allocation Fund – Class 2)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2 (previously Wells Fargo VT International Equity Fund – Class 2)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2 (previously Wells Fargo VT Opportunity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio(1)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	57

Division	Fund
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares(2) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares)
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares (renamed to Invesco V.I. EQV International Equity Fund, Series II Shares effective sometime during the second quarter 2022)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)

58	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Division	Fund
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA (renamed to Wanger Acorn effective sometime during the second quarter 2022)

(1)	Effective October 15, 2021, the portfolio performed a reverse share split. Shareholders of the portfolio received 1 share in exchange for every 6 shares of the portfolio owned.

(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the policy.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.   VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis. to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee
VUL IV	0.30%, 0.45% to 0.90% (depending on the policy selected)
VUL IV – ES	0.20%, 0.30% to 0.90% (depending on the policy selected)

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	59

4.   POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York on premiums received by insurance companies.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

5.   SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.   RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$8
AB VPS Gro & Inc, Cl B	184,068
AB VPS Intl Val, Cl B	284,478
AB VPS Lg Cap Gro, Cl B	426,578
Allspg VT Index Asset Alloc, Cl 2	118,536
Allspg VT Intl Eq, Cl 2	45,638
Allspg VT Opp, Cl 2	157,088
Allspg VT Sm Cap Gro, Cl 2	442,496
ALPS Alerian Engy Infr, Class III	45,460
AC VP Intl, Cl II	101,529
AC VP Val, Cl II	180,715
BlackRock Global Alloc, Cl III	156,716
Calvert VP SRI Bal, Cl I	953,368
Col VP Bal, Cl 3	864,991
Col VP Disciplined Core, Cl 3	387,333
Col VP Divd Opp, Cl 3	454,922
Col VP Emer Mkts, Cl 3	505,212
Col VP Global Strategic Inc, Cl 3	178,930
Col VP Govt Money Mkt, Cl 3	419,686
Col VP Hi Yield Bond, Cl 3	400,274
Col VP Inc Opp, Cl 3	147,554
Col VP Inter Bond, Cl 3	1,207,883
Col VP Lg Cap Gro, Cl 3	184,297
Col VP Lg Cap Index, Cl 3	872,928
Col VP Limited Duration Cr, Cl 2	208,893

Division	Purchases
Col VP Mid Cap Gro, Cl 3	$185,876
Col VP Overseas Core, Cl 3	330,442
Col VP Select Lg Cap Val, Cl 3	330,626
Col VP Select Mid Cap Val, Cl 3	94,529
Col VP Select Sm Cap Val, Cl 3	115,999
Col VP US Govt Mtge, Cl 3	187,779
CS Commodity Return	92,051
CTIVP BR Gl Infl Prot Sec, Cl 3	91,695
CTIVP Vty Sycamore Estb Val, Cl 3	217,443
Del Ivy VIP Asset Strategy, Cl II	14,105
DWS Alt Asset Alloc VIP, Cl B	22,130
EV VT Floating-Rate Inc, Init Cl	157,977
Fid VIP Contrafund, Serv Cl 2	1,180,639
Fid VIP Gro & Inc, Serv Cl 2	177,279
Fid VIP Mid Cap, Serv Cl 2	1,263,003
Fid VIP Overseas, Serv Cl 2	317,878
Frank Global Real Est, Cl 2	326,344
Frank Inc, Cl 2	52,413
Frank Mutual Shares, Cl 2	173,085
Frank Sm Cap Val, Cl 2	464,996
GS VIT Mid Cap Val, Inst	1,249,241
GS VIT Multi-Strategy Alt, Advisor	12,511
GS VIT U.S. Eq Insights, Inst	815,134
Invesco VI Am Fran, Ser II	456,176
Invesco VI Bal Risk Alloc, Ser II	69,429

60	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

Division	Purchases
Invesco VI Comstock, Ser II	$95,782
Invesco VI Dis Mid Cap Gro, Ser I	179,852
Invesco VI Div Divd, Ser I	88,200
Invesco VI Global, Ser II	446,746
Invesco VI Gbl Strat Inc, Ser II	247,896
Invesco VI Intl Gro, Ser II	201,662
Invesco VI Mn St Sm Cap, Ser II	350,628
Invesco VI Tech, Ser I	396,883
Janus Hend VIT Gbl Tech Innov, Srv	480,241
Janus Henderson VIT Overseas, Serv	129,445
Janus Henderson VIT Res, Serv	108,464
Lazard Ret Global Dyn MA, Serv	4,777
MFS Mass Inv Gro Stock, Serv Cl	636,380
MFS New Dis, Serv Cl	837,033
MFS Utilities, Serv Cl	122,205
MS VIF Dis, Cl II	1,265,661
MS VIF Global Real Est, Cl II	61,515
NB AMT US Eq Index PW Strat, Cl S	11,535
PIMCO VIT All Asset, Advisor Cl	204,781
PIMCO VIT Tot Return, Advisor Cl	183,143
Put VT Global Hlth Care, Cl IB	219,865
Put VT Intl Eq, Cl IB	17,976

Division	Purchases
Put VT Sus Leaders, Cl IB	$25,651
Temp Global Bond, Cl 2	18,088
VanEck VIP Global Gold, Cl S	46,767
VP Aggr, Cl 2	4,900,589
VP Aggr, Cl 4	750,299
VP Conserv, Cl 2	265,509
VP Conserv, Cl 4	34,844
VP Man Vol Conserv, Cl 2	35,001
VP Man Vol Conserv Gro, Cl 2	18,285
VP Man Vol Gro, Cl 2	110,816
VP Man Vol Mod Gro, Cl 2	346,324
VP Mod, Cl 2	6,339,053
VP Mod, Cl 4	1,333,559
VP Mod Aggr, Cl 2	9,005,228
VP Mod Aggr, Cl 4	2,132,104
VP Mod Conserv, Cl 2	1,022,737
VP Mod Conserv, Cl 4	117,901
VP Ptnrs Core Eq, Cl 3	31,260
VP Ptnrs Sm Cap Val, Cl 3	168,433
Wanger Intl	394,926
Wanger USA	581,750

8.   FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%	to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%	to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%	to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%	to	13.30%
AB VPS Gro & Inc, Cl B
2021	721	$2.35	to	$4.07	$2,756	0.64%	0.30%	to	0.90%	27.45%	to	26.69%
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%	to	1.55%
2019	783	$1.81	to	$3.17	$2,337	1.03%	0.30%	to	0.90%	23.24%	to	22.50%
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%	to	17.54%
AB VPS Intl Val, Cl B
2021	1,523	$1.32	to	$1.84	$2,868	1.72%	0.30%	to	0.90%	10.52%	to	9.86%
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%	to	1.30%
2019	1,608	$1.17	to	$1.66	$2,711	0.81%	0.30%	to	0.90%	16.44%	to	15.74%
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%	to	23.98%
AB VPS Lg Cap Gro, Cl B
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%	to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%	to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%	to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%	to	30.50%
Allspg VT Index Asset Alloc, Cl 2
2021	268	$2.32	to	$3.96	$620	0.56%	0.30%	to	0.90%	15.65%	to	14.96%
2020	309	$2.01	to	$3.45	$617	0.83%	0.30%	to	0.90%	16.24%	to	15.54%
2019	297	$1.73	to	$2.98	$527	1.09%	0.30%	to	0.90%	19.80%	to	19.08%
2018	315	$1.44	to	$2.51	$482	0.97%	0.30%	to	0.90%	(3.20%)	to	(3.78%)
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%	to	11.25%

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Intl Eq, Cl 2
2021	482	$1.43	to	$2.11	$1,051	1.07%	0.30%	to	0.90%	6.55%	to	5.91%
2020	514	$1.34	to	$1.99	$1,054	2.55%	0.30%	to	0.90%	4.62%	to	3.99%
2019	532	$1.28	to	$1.92	$1,047	3.69%	0.30%	to	0.90%	15.14%	to	14.45%
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)	to	(18.03%)
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%	to	23.23%
Allspg VT Opp, Cl 2
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%	to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%	to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%	to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
Allspg VT Sm Cap Gro, Cl 2
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%	to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%	to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%	to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%	to	24.73%
ALPS Alerian Engy Infr, Class III
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%	to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)	to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%	to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
AC VP Intl, Cl II
2021	499	$1.87	to	$3.47	$926	0.02%	0.30%	to	0.90%	8.28%	to	7.63%
2020	507	$1.73	to	$3.23	$881	0.39%	0.30%	to	0.90%	25.28%	to	24.53%
2019	536	$1.38	to	$2.59	$774	0.73%	0.30%	to	0.90%	27.76%	to	26.99%
2018	585	$1.08	to	$2.04	$658	1.06%	0.30%	to	0.90%	(15.55%)	to	(16.06%)
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%	to	29.76%
AC VP Val, Cl II
2021	1,182	$2.68	to	$4.00	$2,521	1.60%	0.00%	to	0.90%	24.28%	to	23.17%
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%	to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%	to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)	to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%	to	7.61%
BlackRock Global Alloc, Cl III
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%	to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%	to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%	to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)	to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%	to	12.69%
Calvert VP SRI Bal, Cl I
2021	947	$2.15	to	$2.63	$2,937	1.24%	0.30%	to	0.90%	14.77%	to	14.08%
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%	to	14.22%
2019	208	$1.63	to	$2.02	$483	2.01%	0.30%	to	0.90%	24.03%	to	23.29%
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)	to	(3.55%)
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%	to	10.99%
Col VP Bal, Cl 3
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%	to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%	to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%	to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)	to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%	to	13.49%

62	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 3
2021	9,994	$3.02	to	$3.00	$32,947	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	11,866	$2.01	to	$2.02	$26,226	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)		to	(4.61%)
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%		to	23.11%
Col VP Divd Opp, Cl 3
2021	3,425	$2.13	to	$4.27	$13,121	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	3,919	$1.69	to	$3.41	$11,865	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
Col VP Emer Mkts, Cl 3
2021	848	$1.80	to	$4.88	$2,927	0.99%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	945	$1.47	to	$4.02	$2,752	0.18%	0.30%	to	0.90%	31.03%		to	30.25%
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
Col VP Global Strategic Inc, Cl 3
2021	1,050	$1.06	to	$1.84	$1,395	3.84%	0.30%	to	0.90%	0.84%		to	0.23%
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
2019	1,131	$1.01	to	$1.77	$1,478	—	0.30%	to	0.90%	10.57%		to	9.91%
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
Col VP Govt Money Mkt, Cl 3
2021	2,737	$1.03	to	$1.05	$2,734	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.86%)
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	2,794	$1.03	to	$1.06	$2,820	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
Col VP Hi Yield Bond, Cl 3
2021	1,113	$1.53	to	$3.30	$2,890	4.98%	0.30%	to	0.90%	4.55%		to	3.92%
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
2019	1,154	$1.38	to	$3.00	$2,857	5.81%	0.30%	to	0.90%	16.37%		to	15.67%
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%		to	5.45%
Col VP Inc Opp, Cl 3
2021	554	$1.50	to	$2.36	$1,182	8.90%	0.30%	to	0.90%	4.16%		to	3.54%
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
2019	626	$1.37	to	$2.17	$1,248	4.89%	0.30%	to	0.90%	15.88%		to	15.19%
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%		to	5.43%
Col VP Inter Bond, Cl 3
2021	3,718	$1.37	to	$2.12	$6,924	3.19%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%		to	11.44%
2019	3,987	$1.23	to	$1.93	$6,835	3.09%	0.30%	to	0.90%	8.79%		to	8.14%
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)		to	(0.64%)
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%		to	2.80%
Col VP Lg Cap Gro, Cl 3
2021	809	$3.90	to	$3.03	$3,968	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	982	$2.27	to	$1.78	$2,612	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%		to	26.80%

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 3
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%	to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%	to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%	to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)	to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%	to	20.20%
Col VP Limited Duration Cr, Cl 2
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)	to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%	to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%	to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)	to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%	to	0.89%
Col VP Mid Cap Gro, Cl 3
2021	245	$3.04	to	$5.20	$1,252	—	0.30%	to	0.90%	16.06%	to	15.36%
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%	to	34.02%
2019	246	$1.94	to	$3.36	$913	—	0.30%	to	0.90%	34.61%	to	33.81%
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)	to	(5.71%)
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%	to	21.69%
Col VP Overseas Core, Cl 3
2021	3,611	$1.55	to	$1.38	$5,339	1.18%	0.30%	to	0.90%	9.55%	to	8.90%
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%	to	7.95%
2019	4,209	$1.30	to	$1.17	$5,266	1.97%	0.30%	to	0.90%	24.95%	to	24.20%
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)	to	(17.45%)
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%	to	26.23%
Col VP Select Lg Cap Val, Cl 3
2021	276	$2.41	to	$3.24	$928	—	0.30%	to	0.90%	25.77%	to	25.02%
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%	to	6.00%
2019	270	$1.79	to	$2.45	$694	—	0.30%	to	0.90%	26.16%	to	25.41%
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)	to	(13.10%)
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%	to	19.73%
Col VP Select Mid Cap Val, Cl 3
2021	224	$2.35	to	$3.13	$938	—	0.30%	to	0.90%	31.74%	to	30.95%
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%	to	6.45%
2019	244	$1.66	to	$2.25	$724	—	0.30%	to	0.90%	31.03%	to	30.24%
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)	to	(14.18%)
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%	to	12.37%
Col VP Select Sm Cap Val, Cl 3
2021	267	$2.09	to	$4.12	$1,261	—	0.30%	to	0.90%	30.41%	to	29.63%
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%	to	8.08%
2019	359	$1.47	to	$2.94	$1,202	—	0.30%	to	0.90%	17.23%	to	16.53%
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)	to	(13.48%)
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%	to	11.20%
Col VP US Govt Mtge, Cl 3
2021	1,027	$1.26	to	$1.46	$1,391	1.95%	0.30%	to	0.90%	(1.36%)	to	(1.96%)
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%	to	4.01%
2019	1,066	$1.22	to	$1.43	$1,413	2.65%	0.30%	to	0.90%	6.29%	to	5.66%
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%	to	0.80%
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%	to	2.29%
CS Commodity Return
2021	491	$0.82	to	$0.59	$391	4.98%	0.30%	to	0.90%	27.52%	to	26.75%
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)	to	(2.36%)
2019	553	$0.65	to	$0.48	$317	0.87%	0.30%	to	0.90%	6.37%	to	5.73%
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)	to	(12.46%)
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%	to	0.61%

64	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP BR Gl Infl Prot Sec, Cl 3
2021	437	$1.40	to	$1.73	$720	0.68%	0.30%	to	0.90%	4.17%	to	3.54%
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%	to	8.14%
2019	470	$1.23	to	$1.54	$692	3.17%	0.30%	to	0.90%	7.49%	to	6.85%
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)	to	(1.41%)
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%	to	1.63%
CTIVP Vty Sycamore Estb Val, Cl 3
2021	273	$2.76	to	$3.92	$1,267	—	0.30%	to	0.90%	31.35%	to	30.57%
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%	to	6.94%
2019	260	$1.95	to	$2.81	$817	—	0.30%	to	0.90%	27.63%	to	26.86%
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)	to	(10.91%)
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%	to	14.69%
Del Ivy VIP Asset Strategy, Cl II
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%	to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%	to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%	to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%	to	17.22%
DWS Alt Asset Alloc VIP, Cl B
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%	to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%	to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%	to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%	to	6.05%
EV VT Floating-Rate Inc, Init Cl
2021	827	$1.25	to	$1.44	$1,253	2.90%	0.30%	to	0.90%	3.32%	to	2.70%
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%	to	1.09%
2019	1,032	$1.19	to	$1.39	$1,492	4.29%	0.30%	to	0.90%	6.76%	to	6.12%
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)	to	(0.97%)
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%	to	2.49%
Fid VIP Contrafund, Serv Cl 2
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%	to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%	to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%	to	20.50%
Fid VIP Gro & Inc, Serv Cl 2
2021	876	$2.43	to	$4.06	$2,112	2.23%	0.30%	to	0.90%	25.26%	to	24.51%
2020	924	$1.94	to	$3.26	$1,780	1.93%	0.30%	to	0.90%	7.27%	to	6.63%
2019	967	$1.81	to	$3.06	$1,749	3.37%	0.30%	to	0.90%	29.29%	to	28.52%
2018	1,195	$1.40	to	$2.38	$1,684	0.20%	0.30%	to	0.90%	(9.47%)	to	(10.01%)
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%	to	15.57%
Fid VIP Mid Cap, Serv Cl 2
2021	2,636	$3.00	to	$6.30	$6,271	0.37%	0.00%	to	0.90%	25.31%	to	24.18%
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%	to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%	to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%	to	19.46%
Fid VIP Overseas, Serv Cl 2
2021	682	$1.94	to	$3.43	$1,312	0.34%	0.30%	to	0.90%	19.03%	to	18.32%
2020	600	$1.63	to	$2.90	$977	0.20%	0.30%	to	0.90%	14.99%	to	14.30%
2019	714	$1.42	to	$2.54	$1,010	1.37%	0.30%	to	0.90%	27.12%	to	26.36%
2018	852	$1.11	to	$2.01	$956	1.23%	0.30%	to	0.90%	(15.31%)	to	(15.82%)
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%	to	28.83%

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Global Real Est, Cl 2
2021	940	$1.72	to	$3.43	$2,744	0.89%	0.30%	to	0.90%	26.41%	to	25.66%
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)	to	(6.24%)
2019	947	$1.44	to	$2.91	$2,410	2.62%	0.30%	to	0.90%	22.01%	to	21.28%
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)	to	(7.61%)
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%	to	9.49%
Frank Inc, Cl 2
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%	to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%	to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%	to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)	to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%	to	8.69%
Frank Mutual Shares, Cl 2
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%	to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)	to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%	to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)	to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%	to	7.38%
Frank Sm Cap Val, Cl 2
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%	to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%	to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%	to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)	to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%	to	9.66%
GS VIT Mid Cap Val, Inst
2021	1,440	$2.27	to	$6.98	$6,993	0.48%	0.30%	to	0.90%	30.56%	to	29.78%
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%	to	7.43%
2019	1,721	$1.61	to	$5.01	$6,002	0.79%	0.30%	to	0.90%	31.13%	to	30.35%
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)	to	(11.27%)
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%	to	10.08%
GS VIT Multi-Strategy Alt, Advisor
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%	to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%	to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%	to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)	to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%	to	4.20%
GS VIT U.S. Eq Insights, Inst
2021	632	$3.08	to	$3.84	$3,232	0.81%	0.30%	to	0.90%	29.02%	to	28.25%
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%	to	16.49%
2019	741	$2.03	to	$2.57	$2,509	1.23%	0.30%	to	0.90%	24.84%	to	24.09%
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)	to	(7.04%)
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%	to	22.96%
Invesco VI Am Fran, Ser II
2021	306	$3.48	to	$3.81	$1,053	—	0.30%	to	0.90%	11.31%	to	10.65%
2020	291	$3.13	to	$3.44	$926	—	0.30%	to	0.90%	41.57%	to	40.73%
2019	318	$2.21	to	$2.44	$713	—	0.30%	to	0.90%	36.02%	to	35.20%
2018	380	$1.62	to	$1.81	$627	—	0.30%	to	0.90%	(4.18%)	to	(4.76%)
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%	to	25.89%
Invesco VI Bal Risk Alloc, Ser II
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%	to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%	to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%	to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)	to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%	to	8.85%
Invesco VI Comstock, Ser II
2021	135	$2.14	to	$2.46	$441	1.75%	0.30%	to	0.90%	32.65%	to	31.85%
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)	to	(1.97%)
2019	137	$1.64	to	$1.90	$313	1.79%	0.30%	to	0.90%	24.57%	to	23.82%
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)	to	(13.16%)
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%	to	16.52%

66	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Dis Mid Cap Gro, Ser I
2021	647	$1.80	to	$1.78	$1,157	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(6)	to	50.66	%(6)
Invesco VI Div Divd, Ser I
2021	473	$2.05	to	$2.58	$1,171	2.15%	0.30%	to	0.90%	18.54%		to	17.83%
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	496	$1.73	to	$2.20	$1,104	2.94%	0.30%	to	0.90%	24.72%		to	23.97%
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%		to	7.60%
Invesco VI Global, Ser II
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
Invesco VI Gbl Strat Inc, Ser II
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
Invesco VI Intl Gro, Ser II
2021	521	$1.68	to	$1.63	$1,253	1.05%	0.30%	to	0.90%	5.29%		to	4.66%
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%		to	12.72%
2019	617	$1.40	to	$1.38	$1,232	1.30%	0.30%	to	0.90%	27.85%		to	27.09%
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%		to	21.63%
Invesco VI Mn St Sm Cap, Ser II
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
Invesco VI Tech, Ser I
2021	185	$3.87	to	$6.41	$1,343	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	172	$2.33	to	$3.90	$735	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%		to	33.93%
Janus Hend VIT Gbl Tech Innov, Srv
2021	359	$5.42	to	$4.41	$2,811	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	486	$3.07	to	$2.53	$1,933	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%		to	0.00%
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%		to	43.62%
Janus Henderson VIT Overseas, Serv
2021	814	$1.50	to	$2.26	$2,015	1.03%	0.30%	to	0.90%	12.95%		to	12.27%
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%		to	14.98%
2019	937	$1.15	to	$1.75	$1,771	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%		to	29.63%
Janus Henderson VIT Res, Serv
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Lazard Ret Global Dyn MA, Serv
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%	to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%	to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%	to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)	to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%	to	19.45%
MFS Mass Inv Gro Stock, Serv Cl
2021	1,293	$2.82	to	$2.71	$3,574	0.03%	0.30%	to	0.90%	25.28%	to	24.53%
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%	to	21.10%
2019	1,371	$1.85	to	$1.79	$2,493	0.35%	0.30%	to	0.90%	39.17%	to	38.33%
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%	to	(0.33%)
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%	to	26.96%
MFS New Dis, Serv Cl
2021	473	$2.81	to	$4.70	$2,729	—	0.30%	to	0.90%	1.27%	to	0.66%
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%	to	44.28%
2019	489	$1.91	to	$3.24	$1,888	—	0.30%	to	0.90%	40.85%	to	40.01%
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)	to	(2.60%)
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%	to	25.20%
MFS Utilities, Serv Cl
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%	to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%	to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%	to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%	to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%	to	13.47%
MS VIF Dis, Cl II
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)	to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%	to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%	to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%	to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%	to	37.36%
MS VIF Global Real Est, Cl II
2021	217	$1.41	to	$1.28	$400	2.33%	0.30%	to	0.90%	23.46%	to	22.72%
2020	230	$1.14	to	$1.04	$335	4.38%	0.30%	to	0.90%	(15.11%)	to	(15.62%)
2019	235	$1.35	to	$1.24	$392	2.53%	0.30%	to	0.90%	17.70%	to	17.00%
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)	to	(9.03%)
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%	to	8.73%
NB AMT US Eq Index PW Strat, Cl S
2021	23	$1.37	to	$1.28	$31	0.36%	0.00%	to	0.90%	17.94%	to	16.89%
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%	to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%	to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)	to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%	to	5.73%
PIMCO VIT All Asset, Advisor Cl
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%	to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%	to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%	to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%	to	12.36%
PIMCO VIT Tot Return, Advisor Cl
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)	to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%	to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%	to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%	to	3.87%

68	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2021	298	$2.72	to	$5.29	$1,439	1.10%	0.30%	to	0.90%	19.04%	to	18.33%
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%	to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%	to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)	to	(1.49%)
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%	to	14.27%
Put VT Intl Eq, Cl IB
2021	73	$1.58	to	$2.53	$167	1.20%	0.30%	to	0.90%	8.50%	to	7.85%
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%	to	11.09%
2019	82	$1.30	to	$2.11	$160	1.46%	0.30%	to	0.90%	24.78%	to	24.03%
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)	to	(19.84%)
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%	to	25.45%
Put VT Sus Leaders, Cl IB
2021	24	$3.73	to	$5.22	$131	0.15%	0.30%	to	0.90%	23.16%	to	22.43%
2020	28	$3.03	to	$4.26	$123	0.40%	0.30%	to	0.90%	28.51%	to	27.74%
2019	33	$2.36	to	$3.34	$109	0.48%	0.30%	to	0.90%	35.95%	to	35.14%
2018	45	$1.73	to	$2.47	$114	—	0.30%	to	0.90%	(1.82%)	to	(2.41%)
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%	to	28.07%
Temp Global Bond, Cl 2
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)	to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)	to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%	to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%	to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%	to	1.01%
VanEck VIP Global Gold, Cl S
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)	to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%	to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%	to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)	to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%	to	10.63%
VP Aggr, Cl 2
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%	to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%	to	17.85%
VP Aggr, Cl 4
2021	10,513	$2.04	to	$2.64	$26,365	—	0.30%	to	0.90%	15.43%	to	14.74%
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%	to	13.93%
2019	10,708	$1.54	to	$2.02	$20,414	—	0.30%	to	0.90%	21.31%	to	20.59%
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)	to	(9.44%)
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%	to	17.81%
VP Conserv, Cl 2
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%	to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%	to	6.46%
VP Conserv, Cl 4
2021	384	$1.39	to	$1.51	$596	—	0.30%	to	0.90%	2.51%	to	1.90%
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%	to	8.26%
2019	668	$1.24	to	$1.37	$898	—	0.30%	to	0.90%	10.42%	to	9.76%
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)	to	(3.76%)
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%	to	6.38%

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Conserv, Cl 2
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%	to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%	to	6.92%
VP Man Vol Conserv Gro, Cl 2
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%	to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%	to	10.20%
VP Man Vol Gro, Cl 2
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%	to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%	to	16.43%
VP Man Vol Mod Gro, Cl 2
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%	to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%	to	13.32%
VP Mod, Cl 2
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%	to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%	to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%	to	12.21%
VP Mod, Cl 4
2021	19,360	$1.70	to	$2.05	$39,217	—	0.30%	to	0.90%	8.72%	to	8.07%
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%	to	11.78%
2019	21,370	$1.39	to	$1.70	$35,568	—	0.30%	to	0.90%	15.83%	to	15.14%
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)	to	(6.42%)
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%	to	12.19%
VP Mod Aggr, Cl 2
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%	to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%	to	15.11%
VP Mod Aggr, Cl 4
2021	29,528	$1.86	to	$2.34	$67,643	—	0.30%	to	0.90%	12.00%	to	11.33%
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%	to	12.99%
2019	33,208	$1.46	to	$1.86	$59,867	—	0.30%	to	0.90%	18.39%	to	17.68%
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)	to	(7.91%)
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%	to	15.15%
VP Mod Conserv, Cl 2
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%	to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%	to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%	to	9.02%

70	RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 4
2021	1,832	$1.54	to	$1.76	$3,213	—	0.30%	to	0.90%	5.47%	to	4.84%
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%	to	9.99%
2019	2,780	$1.32	to	$1.53	$4,290	—	0.30%	to	0.90%	13.15%	to	12.47%
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)	to	(4.92%)
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%	to	8.93%
VP Ptnrs Core Eq, Cl 3
2021	130	$2.73	to	$2.74	$528	—	0.30%	to	0.90%	28.95%	to	28.18%
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%	to	15.80%
2019	132	$1.81	to	$1.85	$343	—	0.30%	to	0.90%	26.00%	to	25.25%
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)	to	(8.91%)
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%	to	19.20%
VP Ptnrs Sm Cap Val, Cl 3
2021	210	$1.76	to	$4.09	$785	—	0.30%	to	0.90%	23.52%	to	22.78%
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%	to	3.18%
2019	208	$1.37	to	$3.23	$606	—	0.30%	to	0.90%	19.30%	to	18.58%
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)	to	(14.38%)
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%	to	6.07%
Wanger Intl
2021	1,667	$1.98	to	$4.46	$5,916	0.55%	0.30%	to	0.90%	18.45%	to	17.74%
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%	to	13.34%
2019	1,829	$1.47	to	$3.35	$4,881	0.81%	0.30%	to	0.90%	29.60%	to	28.83%
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)	to	(18.44%)
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%	to	31.73%
Wanger USA
2021	1,293	$2.64	to	$6.97	$7,460	0.76%	0.30%	to	0.90%	8.57%	to	7.92%
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%	to	23.12%
2019	1,499	$1.96	to	$5.25	$6,511	0.26%	0.30%	to	0.90%	30.71%	to	29.93%
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)	to	(2.35%)
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%	to	18.51%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on April 24, 2020.

RIVERSOURCE VARIABLE UNIVERSAL LIFE IV / RIVERSOURCE VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES NEW YORK – 2021 ANNUAL REPORT	71

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years then ended, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2022

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2021, $1,710,400; 2020, $1,680,340, allowance for credit losses: 2021, nil; 2020, $739)	$1,840,154	$1,873,639
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $859; 2020, $2,075)	155,720	166,845
Policy loans	52,068	48,712
Other investments	512	484
Total investments	2,048,454	2,089,680
Cash and cash equivalents	370,237	262,009
Reinsurance recoverables (allowance for credit losses: 2021, $5,400; 2020, $4,800)	184,971	185,087
Other receivables	13,830	8,250
Accrued investment income	13,440	13,653
Deferred acquisition costs	175,258	162,650
Other assets	411,394	324,757
Separate account assets	5,432,261	5,122,397
Total assets	$8,649,845	$8,168,483

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010
Other liabilities	551,780	346,842
Separate account liabilities	5,432,261	5,122,397
Total liabilities	8,090,512	7,638,249
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	420,377	350,273
Accumulated other comprehensive income, net of tax	30,030	71,035
Total shareholder’s equity	559,333	530,234
Total liabilities and shareholder’s equity	$8,649,845	$8,168,483

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$15,416	$17,699	$21,052
Net investment income	65,369	70,451	75,807
Policy and contract charges	139,659	123,702	121,572
Other revenues	27,360	24,526	23,990
Net realized investment gains (losses)	11,580	(346)	(1,035)
Total revenues	259,384	236,032	241,386

Benefits and Expenses
Benefits, claims, losses and settlement expenses	84,589	83,691	75,842
Interest credited to fixed accounts	47,165	49,171	49,390
Amortization of deferred acquisition costs	6,296	18,276	10,892
Other insurance and operating expenses	35,838	35,551	37,170
Total benefits and expenses	173,888	186,689	173,294
Pretax income (loss)	85,496	49,343	68,092
Income tax provision (benefit)	15,392	7,671	8,993
Net income	$70,104	$41,672	$59,099

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019

Net income	$70,104	$41,672	$59,099
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(41,005)	25,508	45,957
Total other comprehensive income (loss), net of tax	(41,005)	25,508	45,957
Total comprehensive income	$29,099	$67,180	$105,056

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax	—	—	—	45,957	45,957
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	2,000	106,926	311,430	45,527	465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax	—	—	—	25,508	25,508

Balances at December 31, 2020	2,000	106,926	350,273	71,035	530,234
Net income	—	—	70,104	—	70,104
Other comprehensive income (loss), net of tax	—	—	—	(41,005)	(41,005)
Balances at December 31, 2021	$2,000	$106,926	$420,377	$30,030	$559,333
See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$70,104	$41,672	$59,099
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,903	1,575	952
Deferred income tax (benefit) expense	(7,895)	(10,626)	(8,503)
Contractholder and policyholder charges, non-cash	(26,825)	(26,308)	(25,518)
(Gain) Loss from equity method investments	(44)	(53)	(57)
Net realized investment (gains) losses	(11,901)	(1,350)	(22)
Impairments and provision for loan losses	321	1,696	1,054
Change in operating assets and liabilities:
Deferred acquisition costs	(8,743)	3,739	(8,170)
Policyholder account balances, future policy benefits and claims, net	(41,807)	115,496	39,172
Derivatives, net of collateral	93,328	(34,858)	(27,855)
Reinsurance recoverables	(265)	(8,659)	(9,332)
Other receivables	(5,580)	(237)	(682)
Accrued investment income	213	(593)	1,819
Current income tax, net	(19,210)	19,086	2,495
Other, net	10,712	3,676	3,257
Net cash provided by (used in) operating activities	55,311	104,256	27,709

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	15,898	6,109	8,752
Maturities, sinking fund payments and calls	322,473	208,944	227,635
Purchases	(361,731)	(329,029)	(147,680)
Proceeds from maturities and repayments of mortgage loans	18,041	18,508	16,829
Funding of mortgage loans	(5,700)	(23,585)	(23,650)
Net proceeds from sales of other investments	47	3	—
Purchase of other investments	(9)	(9)	8
Change in policy loans, net	(3,356)	621	445
Net cash provided by (used in) investing activities	(14,337)	(118,438)	82,339

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	119,937	121,283	138,744
Net transfers from (to) separate accounts	(13,581)	(239)	(2,793)
Surrenders and other benefits	(91,215)	(86,335)	(113,264)
Proceeds from line of credit with Ameriprise Financial, Inc.	5,800	6,000	2,500
Repayments to Ameriprise Financial, Inc. on line of credit	(5,800)	(6,000)	(2,500)
Cash received from purchased options with deferred premiums	53,361	—	42,423
Cash paid for purchased options with deferred premiums	(1,248)	(7,638)	(16,812)
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)
Net cash provided by (used in) financing activities	67,254	27,071	5,298
Net increase (decrease) in cash and cash equivalents	108,228	12,889	115,346
Cash and cash equivalents at beginning of period	262,009	249,120	133,774
Cash and cash equivalents at end of period	$370,237	$262,009	$249,120
Supplemental Disclosures:
Income taxes paid (received), net	$42,497	$(790)	$14,965

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 21, 2022, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for

RiverSource Life Insurance Co. of New York

credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”)

RiverSource Life Insurance Co. of New York

ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data

RiverSource Life Insurance Co. of New York

may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or

RiverSource Life Insurance Co. of New York

loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of the London Inter-Bank Offered Rate (“LIBOR”)). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

RiverSource Life Insurance Co. of New York

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$11,402	$10,217	$9,802
Unaffiliated	936	747	752
Total	12,338	10,964	10,554
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,908	2,560	2,492
Unaffiliated	1,127	1,019	1,062
	4,035	3,579	3,554
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management LLC)	22,969	20,638	20,122
Unaffiliated	282	226	215
	23,251	20,864	20,337
Total	27,286	24,443	23,891
Total revenue from contracts with customers	39,624	35,407	34,445
Revenue from other sources(1)	219,760	200,625	206,941
Total revenues	$259,384	$236,032	$241,386

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

RiverSource Life Insurance Co. of New York

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.6 million and $3.3 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$921,350	$90,826	$(4,480)	$—	$1,007,696
Residential mortgage backed securities	337,609	3,997	(1,303)	—	340,303
Commercial mortgage backed securities	320,574	8,502	(763)	—	328,313
State and municipal obligations	108,074	30,827	(5)	—	138,896
Asset backed securities	20,894	1,910	(6)	—	22,798
Foreign government bonds and obligations	1,789	271	(22)	—	2,038
U.S. government and agency obligations	110	—	—	—	110
Total	$1,710,400	$136,333	$(6,579)	$—	$1,840,154

RiverSource Life Insurance Co. of New York

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)	—	2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

As of December 31, 2021 and 2020, accrued interest of $12.9 million and $13.1 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $208.8 million and $91.4 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $144.3 million and $37.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 90% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $34.6 million and $43.7 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$674,144	$686,258	37%	$567,469	$596,282	32%
AA	59,332	80,770	5	67,672	92,126	5
A	181,353	216,077	12	218,043	267,217	14
BBB	687,598	740,720	40	687,026	768,632	41
Below investment grade	107,973	116,329	6	140,130	149,382	8
Total fixed maturities	$1,710,400	$1,840,154	100%	$1,680,340	$1,873,639	100%

As of December 31, 2021 and 2020, approximately 46% and 38%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	56	$223,974	$(3,986)	6	$7,924	$(494)	62	$231,898	$(4,480)
Residential mortgage backed securities	8	201,216	(1,303)	—	—	—	8	201,216	(1,303)
Commercial mortgage backed securities	12	74,061	(761)	1	863	(2)	13	74,924	(763)
Asset backed securities	1	4,493	(6)	—	—	—	1	4,493	(6)
State and municipal obligations	2	500	(5)	—	—	—	2	500	(5)
Foreign government bonds and obligations	—	—	—	1	86	(22)	1	86	(22)
Total	79	$504,244	$(6,061)	8	$8,873	$(518)	87	$513,117	$(6,579)

RiverSource Life Insurance Co. of New York

	December 31, 2020
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 77% and 72%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance at December 31, 2020	739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	$—

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Gross realized investment gains	$11,923	$1,461	$284
Gross realized investment losses	(9)	(111)	(262)
Credit reversals (losses)	104	(739)	(1,054)
Other impairments	(1,641)	—	—
Total	$10,377	$611	$(1,032)

Net credit reversals for the year ended December 31, 2021 primarily related to decreases in an allowance for credit losses. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 were the result of intent to sell certain Available-for-Sale securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Co. of New York

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$108,095	$109,464
Due after one year through five years	336,859	356,233
Due after five years through 10 years	231,914	240,251
Due after 10 years	354,455	442,792
	1,031,323	1,148,740
Residential mortgage backed securities	337,609	340,303
Commercial mortgage backed securities	320,574	328,313
Asset backed securities	20,894	22,798
Total	$1,710,400	$1,840,154

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Fixed maturities	$57,644	$60,840	$65,554
Mortgage loans	7,223	7,876	7,223
Policy loans and other investments	2,411	3,480	4,797
	67,278	72,196	77,574
Less: investment expenses	1,909	1,745	1,767
Total	$65,369	$70,451	$75,807

7.  FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance at January 1, 2020	1,119
Provisions	956
Balance at December 31, 2020	2,075
Provisions	(1,216)
Balance at December 31, 2021	$859

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in thousands)	Mortgage Loans
Balance at January 1, 2019	$2,038
Charge-offs	—
Balance at December 31, 2019	$2,038

As of December 31, 2021 and 2020, accrued interest on mortgage loans was $501 thousand and $537 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2021 and 2020.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk

RiverSource Life Insurance Co. of New York

changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7.3 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2021 and 2020.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

(in thousands)	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	2,500	1,940	2,702	2,261	—	1,332	10,735
60% – 80%	1,786	5,913	2,408	3,514	4,255	1,471	19,347
40% – 60%	1,384	7,769	11,767	12,934	8,010	21,749	63,613
<40%	—	6,655	2,675	6,070	10,148	37,336	62,884
Total	$5,670	$22,277	$19,552	$24,779	$22,413	$61,888	$156,579

(in thousands)	December 31, 2020
	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Pacific	$45,171	$47,925	29%	28%
South Atlantic	27,124	30,108	17	18
Mountain	22,735	22,801	15	13
Middle Atlantic	17,604	21,531	11	13
East North Central	13,621	12,634	9	7
West North Central	13,224	14,579	8	9
West South Central	7,669	8,212	5	5
East South Central	5,629	5,970	4	4
New England	3,802	5,160	2	3

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Retail	$45,906	$48,272	29%	29%
Apartments	44,365	49,786	28	29
Industrial	30,310	31,885	19	19
Office	18,023	19,939	12	12
Mixed use	7,883	8,302	5	5
Other	10,092	10,736	7	6

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and spread changes on universal life products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

The balances of and changes in DAC were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$162,650	$174,062	$177,196
Capitalization of acquisition costs	15,039	14,537	19,062
Amortization	(12,277)	(13,599)	(10,536)
Amortization, impact of valuation assumptions review	5,981	(4,677)	(356)
Impact of change in net unrealized (gains) losses on securities	3,865	(7,673)	(11,304)
Balance at December 31	$175,258	$162,650	$174,062

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$8,596	$10,096	$12,066
Capitalization of sales inducement costs	52	59	60
Amortization	(934)	(730)	(896)
Amortization, impact of valuation assumptions review	102	(902)	95
Impact of change in net unrealized (gains) losses on securities	282	73	(1,229)
Balance at December 31	$8,098	$8,596	$10,096

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $11.5 billion and $11.4 billion, respectively, of which $8.1 billion as of both December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Direct premiums	$26,456	$29,441	$32,695
Reinsurance ceded	(11,040)	(11,742)	(11,643)
Net premiums	$15,416	$17,699	$21,052

Policy and contract charges are presented on the Statements of Income net of $9.3 million, $8.5 million and $7.9 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $16.0 million, $22.7 million and $18.4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include $143.4 million and $141.6 million related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $1.4 million and $1.5 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2021	2020
Policyholder account balances
Fixed annuities(1)	$779,580	$801,476
Variable annuity fixed sub-accounts	268,266	268,830
UL/VUL insurance	193,239	190,878
IUL insurance	143,396	124,665
Other life insurance	28,265	29,870
Total policyholder account balances	1,412,746	1,415,719
Future policy benefits
Variable annuity GMWB	97,348	136,924
Variable annuity GMAB(2)	(2,705)	(542)
Other annuity liabilities	8,896	11,561
Fixed annuity life contingent liabilities	74,672	80,411
Life and DI insurance	66,569	70,504
LTC insurance	355,747	357,716
UL/VUL and other life insurance additional liabilities	84,319	81,079
Total future policy benefits	684,846	737,653
Policy claims and other policyholders’ funds	8,879	15,638
Total policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2021 and 2020 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.7%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Co. of New York

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.0% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5.0% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2021	2020
Variable annuity	$4,897,176	$4,647,548
VUL insurance	534,001	473,946
Other insurance	1,084	903
Total	$5,432,261	$5,122,397

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Co. of New York

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,981,649	$3,893,764	$212	68	$3,763,679	$3,673,185	$210	68
Five/six-year reset	472,012	306,636	337	68	455,790	292,486	382	68
One-year ratchet	526,810	514,172	704	71	506,958	494,418	292	70
Five-year ratchet	157,344	153,695	72	69	161,472	157,507	56	68
Total — GMDB	$5,137,815	$4,868,267	$1,325	68	$4,887,899	$4,617,596	$940	68
GMIB	$14,253	$12,895	$57	72	$12,653	$11,311	$88	71
GMWB:
GMWB	$119,783	$119,419	$27	75	$124,413	$124,059	$2	74
GMWB for life	2,999,127	2,996,699	333	69	2,860,105	2,854,447	182	69
Total — GMWB	$3,118,910	$3,116,118	$360	69	$2,984,518	$2,978,506	$184	69
GMAB	$196,030	$196,030	$5	61	$218,850	$218,515	$—	61

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$470,385	68	$471,997	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$816	$306	$25,740	$(1,895)	$44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—	—	(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	929	198	136,924	(542)	62,075
Incurred claims	680	(10)	(39,577)	(2,163)	10,183
Paid claims	(2)	—	—	—	(2,490)
Balance at December 31, 2021	$1,607	$188	$97,347	$(2,705)	$69,768

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2021	2020
Mutual funds:
Equity	$2,889,953	$2,666,142
Bond	1,486,601	1,544,298
Other	502,889	419,740
Total mutual funds	$4,879,443	$4,630,180

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$961,862	$45,834	$1,007,696
Residential mortgage backed securities	—	340,303	—	340,303
Commercial mortgage backed securities	—	328,313	—	328,313
State and municipal obligations	—	138,896	—	138,896
Asset backed securities	—	22,798	—	22,798
Foreign government bonds and obligations	—	2,038	—	2,038
U.S. government and agency obligations	110	—	—	110
Total Available-for-Sale securities	110	1,794,210	45,834	1,840,154
Cash equivalents	—	370,121	—	370,121
Other assets:
Interest rate derivative contracts	—	75,145	—	75,145
Equity derivative contracts	1,459	252,365	—	253,824
Foreign exchange derivative contracts	—	547	—	547
Total other assets	1,459	328,057	—	329,516
Separate account assets at net asset value (“NAV”)				5,432,261	(1)
Total assets at fair value	$1,569	$2,492,388	$45,834	$7,972,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$51,617	$51,617
GMWB and GMAB embedded derivatives	—	—	71,065	71,065	(2)
Total policyholder account balances, future policy benefits and claims	—	—	122,682	122,682	(3)
Other liabilities:
Interest rate derivative contracts	—	36,683	—	36,683
Equity derivative contracts	4	194,211	—	194,215
Foreign exchange derivative contracts	52	—	—	52
Total other liabilities	56	230,894	—	230,950
Total liabilities at fair value	$56	$230,894	$122,682	$353,632

RiverSource Life Insurance Co. of New York

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at NAV				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(4)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(5)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $34.0 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2021	$64,484		$(52,327)		$(116,490)		$(168,817)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)	73,798	(3)	69,662
Other comprehensive income (loss)	(1,237)		—		—		—
Issues	—		(299)		(21,012)		(21,311)
Settlements	(9,341)		5,145		(7,361)		(2,216)
Transfers into Level 3	33,041		—		—		—
Transfers out of Level 3	(41,047)		—		—		—
Balance at December 31, 2021	$45,834		$(51,617)		$(71,065)		$(122,682)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)	$71,262	(3)	$67,126
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—		$—		$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2020	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503		—		—		—
Purchases	5,441		—		—		—
Issues	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)		4,349		(3,646)		703
Balance at December 31, 2020	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2020	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2020	$1,504		$—		$—		$—

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance at December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(4.2) million, $11.3 million and $(8.9) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$45,816	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.9%	1.3%
IUL embedded derivatives	$51,617	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$71,065	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	10.9%
			Surrender rate(5)	0.1%	–	55.7%	3.6%
			Market volatility(6)(7)	4.3%	–	16.8%	10.8%
			Nonperformance risk(2)	65 bps			65	bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert

RiverSource Life Insurance Co. of New York

future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as

RiverSource Life Insurance Co. of New York

well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2021 and 2020, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$155,720	$—	$—	$162,999	$162,999
Policy loans	52,068	—	52,068	—	52,068

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$782,398	$—	$—	$914,709	$914,709
Separate account liabilities – investment contracts	4,124	—	4,124	—	4,124

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $23.1 million, $24.1 million and $26.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $698 thousand and $19.0 million as of December 31, 2021 and 2020, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

Dividends or Distributions

During 2021, 2020 and 2019, the Company paid cash dividends or distributions of nil, nil and $43.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2021 and 2020, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $149.2 million and $128.9 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $63.6 million, $13.8 million and $(2.9) million for the years ended December 31, 2021, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Net Income
Net income, per accompanying GAAP financial statements	$70,104	$41,672	$59,099
Net income (loss), SAP basis(1)	6,125	(46,207)	(82,785)
Difference	$63,979	$87,879	$141,884

	December 31,
(in thousands)	2021	2020
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$559,333	$530,234
Capital and surplus, SAP basis(2)	309,105	305,353
Difference	$250,228	$224,881

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $200.2 million and $196.4 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, bonds carried at $110 thousand and $111 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$323,686	$—	$323,686	$(56,063)	$(266,282)	$—	$1,341
OTC cleared	5,189	—	5,189	(2,555)	—	—	2,634
Exchange-traded	641	—	641	(56)	—	—	585
Total derivatives	$329,516	$—	$329,516	$(58,674)	$(266,282)	$—	$4,560

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$228,339	$—	$228,339	$(56,063)	$(36,429)	$(135,700)	$147
OTC cleared	2,555	—	2,555	(2,555)	—	—	—
Exchange-traded	56	—	56	(56)	—	—	—
Total derivatives	$230,950	$—	$230,950	$(58,674)	$(36,429)	$(135,700)	$147

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$237
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	2,240
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$2,477

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,340,500	$75,145	$36,683	$3,404,600	$88,052	$50,738
Equity contracts	1,922,156	253,824	194,215	1,428,409	164,334	53,371
Foreign exchange contracts	54,825	547	52	41,993	730	2
Total non-designated hedges	5,317,481	329,516	230,950	4,875,002	253,116	104,111
Embedded derivatives
GMWB and GMAB(4)	N/A	—	71,065	N/A	—	116,490
IUL	N/A	—	51,617	N/A	—	52,327
Total embedded derivatives	N/A	—	122,682	N/A	—	168,817
Total derivatives	$5,317,481	$329,516	$353,632	$4,875,002	$253,116	$272,928

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $258.5 million and $208.6 million as of December 31, 2021 and 2020, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2021 and 2020, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
GMWB and GMAB embedded derivatives	—	45,425
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(42,129)
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	$2,774	$(27,017)
Year ended December 31, 2019
Interest rate contracts	$—	$59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	$(1,186)	$(30,889)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in thousands)	Premiums Payable	Premiums Receivable
2022	$1,034	$—
2023	560	—
2024	319	—
2025	160	—
2026	23,700	—
Total	$25,773	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into equity and index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $165.6 million and $35.1 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $165.6 million and $35.0 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $111 thousand, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2019			$(430)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$102,606	$(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			45,527
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			71,035
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(53,907)	11,321	(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	12,379	(2,600)	9,779
Total other comprehensive income (loss)	$(51,905)	$10,900	(41,005)
Balance of AOCI at December 31, 2021			$30,030

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Current income tax
Federal	$22,663	$18,213	$17,365
State and local	624	84	131
Total current income tax	23,287	18,297	17,496
Deferred federal income tax	(7,895)	(10,626)	(8,503)
Total income tax provision	$15,392	$7,671	$8,993

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(2.3)	(4.4)	(3.3)
Foreign tax credit, net of addback	(1.2)	—	(4.2)
Other	0.5	(1.0)	(0.3)
Income tax provision	18.0%	15.6%	13.2%

The increase in the effective tax rate for the year ended December 31, 2021 compared to 2020 was primarily due to higher pre-tax income relative to tax preferred items. The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$57,902	$66,993
Investment related	10,691	—
Other	49	46
Gross deferred income tax assets	68,642	67,039
Deferred income tax liabilities
Deferred acquisition costs	29,289	27,725
Net unrealized gains on Available-for Sale securities	10,165	21,064
Investment related	—	7,689
Deferred sales inducement costs	1,815	1,978
Other	91	96
Gross deferred income tax liabilities	41,360	58,552
Net deferred income tax assets	$27,282	$8,487

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2021 and 2020.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$372	$397	$573
Reductions based on tax positions related to the current year	(26)	(25)	(26)
Additions for tax positions of prior years	—	—	358
Audit settlements	—	—	(508)
Balance at December 31	$346	$372	$397

If recognized, approximately $218 thousand, $218 thousand and $65 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by $346 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $11 thousand, $15 thousand and $16 thousand in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, the Company had a payable of $74 thousand and $63 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or its subsidiaries’, including the Company’s, state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2021 and 2020, the Company’s funding commitments for mortgage loan commitments was $3.4 million and nil, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2021 and 2020, the Company had no accrual established for estimated future guaranty fund assessments.